                                                                    EXHIBIT 10.3


                               PRIORITY AGREEMENT

                            DATED 16 SEPTEMBER, 2002

                                     BETWEEN

                              MDCP ACQUISITIONS PLC
                                  as the Parent


                       CERTAIN SUBSIDIARIES OF THE PARENT
                                   AS OBLIGORS


          THE SENIOR CREDITORS, HEDGING BANKS, SPANISH BOND CREDITORS,
                 BRIDGE LENDERS, JUNIOR CREDITORS AND INVESTORS


                                       and


                             DEUTSCHE BANK AG LONDON
                as Bridge Agent, Senior Agent and Security Agent


             ------------------------------------------------------

              relating, inter alia, to a Senior Facility Agreement
                           dated 12th September, 2002

             ------------------------------------------------------


                                  ALLEN & OVERY
                                     London

                                    CONTENTS

CLAUSE                                                                                                     PAGE
1.   Definitions and Interpretation...........................................................................1
2.   Ranking..................................................................................................8
3.   Undertakings.............................................................................................9
4.   Amendments..............................................................................................10
5.   Hedging Debt............................................................................................12
6.   Warranties and Investor Claims..........................................................................14
7.   Permitted Payments......................................................................................15
8.   Turnover................................................................................................17
9.   Subordination on Insolvency.............................................................................19
10.  Enforcement.............................................................................................21
11.  Proceeds of Enforcement.................................................................................24
12.  Enforcement of Security.................................................................................25
13.  Loss Sharing............................................................................................27
14.  Consents and Limits.....................................................................................28
15.  Information.............................................................................................29
16.  Subrogation.............................................................................................29
17.  Protection of Subordination.............................................................................30
18.  Preservation of Debt....................................................................................31
19.  Power of Attorney.......................................................................................31
20.  Expenses................................................................................................31
21.  Changes to the Parties..................................................................................32
22.  Status of Obligors......................................................................................34
23.  Notices.................................................................................................34
24.  Waivers, Remedies Cumulative............................................................................35
25.  The Security Agent and Senior Agent.....................................................................35
26.  Termination.............................................................................................36
27.  Severability............................................................................................36
28.  Governing Law...........................................................................................36
29.  Jurisdiction............................................................................................36
30.  Counterparts............................................................................................37

SCHEDULES                                                                                                  PAGE
1.   Obligors................................................................................................38
2.   Senior Creditors........................................................................................39
3.   Bridge Lenders..........................................................................................40
4.   Junior Creditor.........................................................................................41
5.   Hedging Banks and Hedging Documents.....................................................................42
6.   Investors...............................................................................................43
7.   Form of Deed of Accession...............................................................................44
8.   Calculation of Hedging Debt.............................................................................45
9.   Security Agent..........................................................................................46
10.  Spanish Bond Creditors..................................................................................52

SIGNATORIES..................................................................................................53

THIS PRIORITY AGREEMENT is dated 16 September, 2002 and is made BETWEEN:

(1) MDCP ACQUISITIONS PLC a company incorporated under the laws of Ireland (No. 357957) with its registered office at Arthur Cox Building, Earlsfort Terrace, Dublin 2 (the PARENT);

(2)   THE COMPANIES named in Schedule 1 as Obligors;

(3)   THE BANKS AND FINANCIAL INSTITUTIONS named in Schedule 2 as Senior
      Creditors;

(4)   THE BANKS AND FINANCIAL INSTITUTIONS named in Schedule 3 as Bridge
      Lenders;

(5)   THE COMPANY named in Schedule 4 as Junior Creditor;

(6) THE BANKS AND FINANCIAL INSTITUTIONS (if any) named in Schedule 5 as Hedging Banks;

(7) THE BANKS AND FINANCIAL INSTITUTIONS (if any) named in Schedule 10 as Spanish Bond Creditors;

(8)   THE FINANCIAL INSTITUTIONS AND FUNDS named in Schedule 6 as Investors; and

(9)   DEUTSCHE BANK AG LONDON as Bridge Agent, Senior Agent and Security Agent.

IT IS AGREED AS FOLLOWS:

1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      In this Agreement:

      ADDITIONAL DEBT in relation to any obligation or liability means:

      (i) any refinancing, novation, deferral or extension of any of those liabilities;

      (ii) any further advance made under any agreement supplemental to any relevant Finance Document plus all related interest, fees and costs;

      (iii) any claim for damages or restitution in the event of rescission of any such liabilities or otherwise in connection with any relevant Finance Document;

      (iv) any claim against any Obligor flowing from any recovery by an Obligor or any other person of a payment or discharge in respect of those liabilities on the grounds of preference or otherwise; and

      (v) any amounts (such as post-insolvency interest) which would otherwise be included in any such liability but for any discharge, non-provability, unenforceability or non-allowability of the same in any Insolvency or other proceedings.

      AMEND means amend, novate, vary, waive, supplement or the giving of any waiver, release or consent having the same commercial effect (and "AMENDMENT" and "AMENDED" shall be construed accordingly).

      APPOINTMENT DATE means the date upon which an examiner is appointed to all or any of the Obligors.

      BOND TRUSTEE means any entity acting as trustee under any issue of Cash Pay Securities and which accedes to this Agreement pursuant to Clause 21.5 (Bond Trustee)

      BRIDGE AGENT has the meaning given to it in the Senior Facility Agreement.

      BRIDGE FACILITY AGREEMENT has the meaning given to it in the Senior Facility Agreement.

      BRIDGE FINANCE DOCUMENTS has the meaning given to it in the Senior Facility Agreement.

      BRIDGE LENDERS means each of:

      (a) the banks and financial institutions named in Schedule 3 in their capacity as lenders under the Bridge Facility Agreement;

      (b) Deutsche Bank AG London and Merrill Lynch International in their capacity as arrangers under the Bridge Facility Agreement and the Bridge Agent;

      (c) any successor, transferee, replacement or assignee of any of the above.

      CASH PAY SECURITIES has the meaning given to it in the Senior Facility Agreement.

      COMBINED SECURITY DOCUMENTS means the Trustee Security Documents and the Hedging Security Documents.

      COMPANY means MDCP Acquisitions I.

      DEBT means any or all of the Senior Debt, the Hedging Debt, the Spanish Bond Debt, the Newco 1 Debt, the Junior Debt, the Senior Subordinated Guarantee Debt, the Investor Debt and the Intercompany Debt, as the context requires.

      DEED OF ACCESSION means a deed of accession substantially in the form of
      Schedule 7.

      ENFORCEMENT DATE means the date on which an Enforcement Event first occurs.

      ENFORCEMENT EVENT means the Senior Agent first exercising any of its rights under clauses 24.19(b), (c)(i) or (d) (Acceleration) or 24.20(b) or
      (c)(i) (Acceleration for Acquisition Credits) of the Senior Facility Agreement or, having exercised its rights under clauses 24.19(c)(ii) or 24.20(c)(ii) thereof, first making demand with respect to some or all of the Credits.

      EXCHANGE NOTES has the meaning given to it in the Bridge Facility
      Agreement.

      EXCHANGE NOTE CREDITORS means the holders or owners of the Exchange Notes.

      EXCHANGE NOTE TRUSTEE means any entity acting as trustee under any indenture in respect of the Exchange Notes which accedes to this Agreement pursuant to Clause 21.6 (Exchange Note Trustee).

      FINANCE DOCUMENTS means each or any of the Senior Finance Documents, the Hedging Documents, the Spanish Bond Debt Documents, the Bridge Finance Documents, the Senior Subordinated Guarantee, the Junior Finance Documents, the Intercompany Documents and the Investor Documents.

      HEDGING BANK means each bank or financial institution named in Schedule 5 (if any) and any other bank or financial institution which becomes a party to this Agreement as a Hedging Bank under Clause 5.1 (Accession of Hedging Banks) in each case in its capacity as provider of interest rate or currency swap or hedging facilities to any of the Obligors.

      HEDGING DEBT means all present and future liabilities (actual or contingent) payable or owing by any Obligor to any Hedging Bank under or in connection with the Hedging Documents, whether or not matured and whether or not liquidated, together with any Additional Debt.

      HEDGING DOCUMENT means each ISDA master agreement, confirmation or other document evidencing any interest rate or currency hedging facility provided by a Hedging Bank to an Obligor, which facility is specified in
      Schedule 5 or has been approved by the Senior Agent under Clause 5.1 (Accession of Hedging Banks) and the Hedging Security Documents (collectively, the "HEDGING DOCUMENTS") (in the case of currency hedging facilities being limited to those entered into in accordance with any currency hedging strategy that may be agreed between the Company and the Senior Agent).

      HEDGING SECURITY DOCUMENTS means the guarantee and debenture entered, or to be entered, into by the Parent and others as chargors in favour of the Security Agent (as same may be amended and supplemented from time to time by a deed of accession thereto) as security for the Hedging Debt.

      INSOLVENCY means the winding-up, bankruptcy, liquidation, dissolution, administration, examination, receivership, administrative receivership or re-organisation of any Obligor, any moratorium or judicial composition in respect of any Obligor or any analogous proceedings affecting any Obligor in any jurisdiction outside England and Wales.

      INSTRUCTING GROUP means the Majority Creditors provided that if, at the relevant time, any Lender (or Affiliate of it) is also a Hedging Bank then, for the purposes of calculating voting rights under this Agreement, the Total Commitments under the Senior Facility Agreement will be notionally increased by an aggregate amount calculated in accordance with
      Schedule 8 with respect to each such Lender's (or its Affiliate's) interest in the Hedging Debt and each Lender which is a Hedging Bank (or whose Affiliate is a Hedging Bank) will be deemed to have the aggregate amount of its Commitments increased by the amount calculated in accordance with Schedule 8 with respect to the outstanding Hedging Debt owed to it.

      INTERCOMPANY CREDITOR means any Obligor to whom any Intercompany Debt may from time to time be payable or owing (whether or not matured).

      INTERCOMPANY DEBT means all present and future Financial Indebtedness (actual or contingent) payable or owing by any Obligor to any other Obligor whether or not matured and whether or not liquidated, together in each case with any Additional Debt and including, without limitation, all that Financial Indebtedness incurred by one Obligor from another Obligor specified in the Funds Flow Statement or the Structure Memorandum and all Financial Indebtedness owed by the Company under or in connection with the Newco 1 Loan Agreement, but excluding any trading liabilities arising in the ordinary course of trading.

      INTERCOMPANY DOCUMENTS means the Newco 1 Loan Agreement, and all other agreements and instruments evidencing any Financial Indebtedness from time to time made available by one Obligor to another Obligor.

      INVESTOR DEBT means all present and future liabilities (actual or contingent) payable or owing by the Parent or any other Obligor to any of the Investors (a) by way of closing fee or initial investment fee, (b) under or in connection with the Investor Documents (including, without limitation, any dividends), (c) in respect of any advisory, monitoring or management fee, or (d) in respect of any claim for misrepresentation or breach of undertaking under or in connection with the Investor Documents (but excluding for the avoidance of doubt any present and future liabilities (actual or contingent) payable or owing under the PIK Securities), in each case whether or not matured and whether or not liquidated, and together with any Additional Debt.

      INVESTOR DOCUMENTS means:

      (a)    the Shareholders Agreement;

      (b)    the articles of association of the Parent; and

      (c)    this Agreement.

      INVESTORS means the persons named in Schedule 6 in their capacity as creditors from time to time in respect of any Investor Debt and any successor, transferee, replacement or assignee of any such person.

      JUNIOR CREDITOR means Madison Dearborn Partners (Netherlands) B.V..

      JUNIOR DEBT means all present and future liabilities (actual or contingent) payable or owing by any Obligor to the Junior Creditor under or in connection with any Junior Finance Document, whether or not matured and whether or not liquidated, together with any Additional Debt.

      JUNIOR FINANCE DOCUMENT means the Junior Loan Agreement.

      JUNIOR LOAN AGREEMENT means the loan agreement dated on or before the First Drawdown Date between the Parent as borrower and the Junior Creditor as lender.

      MAJORITY CREDITORS means, at any time, Senior Creditors and Spanish Bond
      Creditors:

      (a) the aggregate of whose shares in the Senior Debt and the Spanish Bond Debt (or if none of the Spanish Bonds have been issued in the aggregate face amount (the SPANISH BOND AMOUNT) of all Spanish Bonds which the Spanish Bond Creditors have unconditionally committed to issue under the Spanish Bond Counter Indemnities) at that time exceed 66 2/3 per cent. of the aggregate of (i) the Senior

             Debt and (ii) the Spanish Bond Debt or (as the case may be) the Spanish Bond Amount at that time; or

      (b) if there is no Senior Debt or no Spanish Bond has been issued at that time, the aggregate of whose Commitments under the Senior Facility Agreement (in the case of the Senior Creditors) and whose shares in the Spanish Bond Amount (in the case of the Spanish Bond Creditors) then exceeds 66 2/3 per cent. of the aggregate amount of the Total Commitments under the Senior Facility Agreement and the Spanish Bond Amount.

      NEWCO 1 DEBT NON-PAYMENT EVENT means the non-payment of any amount when due under the Newco 1 Debt (but in the case of any amount not constituting principal, interest or fees, being an amount in excess of EURO 500,000).

      NEWCO 1 DEBT means all present and future liabilities (actual or contingent) payable or owing by any Obligor under or in connection with:

      (a) the Bridge Finance Documents in respect of the initial facilities and the long-term loans under the Bridge Facility Agreement;

      (b) any Exchange Notes (including any SEC registered Exchange Notes issued in exchange therefor); and

      (c)    the Cash Pay Securities,

      in each case whether or not liquidated and together with any Additional Debt.

      NEW OBLIGOR has the meaning given to it in Clause 21.3 (New Obligors).

      NOTICE means any notice, request, instruction, demand or other communication.

      OBLIGOR means the Parent, each other member of the Group specified in
      Schedule 1 and each New Obligor.

      PARTY means an Obligor, a Senior Creditor, a Bridge Lender, a Spanish Bond Creditor, the Security Agent, the Senior Agent, the Bridge Agent, the Junior Creditor, a Hedging Bank, the Exchange Note Trustee, the Bond Trustee or an Investor, as the context requires.

      RECOVERY means all amounts received or recovered by any of the Senior Creditors, Hedging Banks or Spanish Bond Creditors on or after the occurrence of an Enforcement Event in payment or on account of any Senior Debt, Hedging Debt or Spanish Bond Debt, but after deducting (a) the reasonable costs and expenses incurred by such Senior Creditor, Hedging Bank or Spanish Bond Creditor in effecting such receipt or recovery, and
      (b) any sums required by law or court order or by the Collateral Ranking Agreement to be paid to third parties on account of claims preferred by law over the claims of the Secured Creditors (or on account of claims ranking pari passu under the Collateral Ranking Agreement).

      REPORT PROVIDER has the meaning given to it in Clause 6.2(b) (Investor Claims).

      SECURED CREDITOR means a Senior Creditor or a Hedging Bank or a Spanish Bond Creditor, as the context requires (together the SECURED CREDITORS).

      SECURITIES CREDITORS means the holders or owners of the Cash Pay
      Securities.

      SECURITY AGENT means Deutsche Bank AG London in its capacity as agent and trustee for the Senior Creditors, the Hedging Banks and the Spanish Bond Creditors of the security conferred under the Security Documents, and any sub-agent, sub-trustee or custodian appointed by it.

      SENIOR AGENT means Deutsche Bank AG London in its capacity as facility agent for the Senior Creditors under the Senior Facility Agreement.

      SENIOR CREDITOR means each of:

      (a) the banks and financial institutions named in Schedule 2 in their capacity as Lenders and/or Ancillary Lender and/or Issuing Bank under the Senior Facility Agreement;

      (b)    the Arrangers, the Senior Agent and the Security Agent; and

      (c) any successor, transferee, replacement or assignee of any of the above.

      SENIOR DEBT means all present and future liabilities (actual or contingent) payable or owing by any Obligor to any Senior Creditor under or in connection with the Senior Finance Documents, whether or not matured and whether or not liquidated, together with any Additional Debt.

      SENIOR DISCHARGE DATE means the date on which the Senior Agent is satisfied that all of the Senior Debt, Hedging Debt and Spanish Bond Debt has been irrevocably paid and discharged and all Commitments of the Senior Creditors and all obligations of the Hedging Banks under the Hedging Documents have been terminated.

      SENIOR FACILITY AGREEMENT means the senior facility agreement dated 12 September, 2002 between the Parent, certain of the other Obligors, the Senior Creditors, the Security Agent and the Senior Agent providing for EURO 2,100,000,000 term loan facilities and a EURO 425,000,000 revolving loan facility (and includes any refinancings or replacement in whole or part of the senior facility agreement in place on the date of this Agreement).

      SENIOR FINANCE DOCUMENT has the meaning given to it in the Senior Facility Agreement, but excluding the Hedging Documents.

      SENIOR SUBORDINATED GUARANTEE has the meaning given to it in the Senior Facility Agreement.

      SENIOR SUBORDINATED GUARANTEE DEBT means all present and future liabilities (actual or contingent) payable or owing by the Company under or in connection with the Senior Subordinated Guarantee whether or not matured and whether or not liquidated, together with any Additional Debt.

      SPANISH BOND means the guarantee to be issued by a Spanish Bond Creditor in 2003 or thereafter securing the Spanish litigation described in the Legal Due Diligence Report.

      SPANISH BOND COUNTER-INDEMNITY means the agreement and counter-indemnity to be entered into between a Spanish Bond Creditor and certain members of the Group in respect of a Spanish Bond.

      SPANISH BOND CREDITORS means the banks and financial institutions listed in Schedule 10 (and any successor, transferee, replacement or assignee of any of the foregoing).

      SPANISH BOND DEBT means all present and future liabilities (actual or contingent) payable or owing by any member of the Group to the Spanish Bond Creditors under or in connection with the Spanish Bond Debt Documents (except to the extent cash collateralised as provided for in the Spanish Bond Debt Documents), whether or not matured and whether or not liquidated, together with any Additional Debt.

      SPANISH BOND DEBT DOCUMENTS means (a) each Spanish Bond, (b) each Spanish Bond Counter-Indemnity, (c) the Security Documents and this Agreement, (d) any related fee letter, and (e) each accession agreement to a Spanish Bond Counter-Indemnity.

      SUBORDINATED CREDITORS means the Junior Creditor, the Investors and the Intercompany Creditors.

      SUBORDINATED DEBT means the Junior Debt, the Investor Debt and the Intercompany Debt.

      TRUSTEE SECURITY DOCUMENTS means each of the Security Documents other than the Hedging Security Documents.

      TURNOVER RECEIPT has the meaning given to it in Clause 8 (Turnover).

1.2   INTERPRETATION

(a) References to any of the Security Agent, the Senior Agent, the Bridge Agent, the Senior Creditors, the Hedging Banks, the Spanish Bond Creditors, the Bridge Lenders, the Exchange Note Creditors, the Securities Creditors, the Exchange Note Trustee, the Bond Trustee, the Junior Creditor, the Obligors or the Investors in whatever capacity includes their respective permitted successors, assigns, replacements, transferees and substitutes from time to time.

(b) Headings and the index are for convenience of reference only and shall be ignored in the interpretation of this Agreement.

(c) References to the Senior Facility Agreement, a Senior Finance Document, a Junior Finance Document, a Hedging Document, a Spanish Bond Debt Document, a Bridge Finance Document, the Senior Subordinated Guarantee, the Cash Pay Securities, an Investor Document or an Intercompany Document or any other document or agreement is to that document or agreement as novated, supplemented, amended, varied or restated from time to time.

(d)   In this Agreement, unless the context otherwise requires:

      (i) references to Clauses and Schedules are to be construed as references to the Clauses of, and Schedules to, this Agreement;

      (ii) references to a PAYMENT includes a prepayment or a repayment and references to PAY include repay and prepay;

      (iii) references to GIVE ANY FINANCIAL SUPPORT (or similar phrases) in connection with any Debt include, without limitation, the taking of any participation in or in respect of such Debt, the giving of any guarantee, indemnity or other assurance against loss in respect of such Debt, or the making of any deposit or payment in respect of or on account of such Debt;

      (iv) words importing the singular shall include the plural, and vice versa; and

      (v) references to persons shall include any firm, body corporate, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing.

(e) Terms defined in or whose interpretation is provided for in the Senior Facility Agreement shall have the same meaning when used in this Agreement (whether before or after the Senior Discharge Date) unless separately defined or interpreted in this Agreement.

(f) In determining whether or not an amount of Senior Debt, Hedging Debt or Spanish Bond Debt has been irrevocably paid and discharged, the Senior Agent will disregard contingent liabilities (such as the risk of clawback flowing from a preference) except to the extent that the Senior Agent believes that there is a reasonable likelihood that those contingent liabilities will become actual liabilities.

(g) It is intended by the Parties that this Agreement take effect as a deed notwithstanding that a party only executes it under hand.

2.    RANKING

2.1   RANKING OF DEBT

      Unless expressly provided to the contrary in this Agreement, the Debt shall rank in right and priority of payment in the following order:

      FIRST the Senior Debt, the Hedging Debt and the Spanish Bond Debt (pari passu, without any preference between themselves);

      SECOND     the Intercompany Debt;

      THIRD      the Junior Debt; and

      FOURTH     the Investor Debt.

      For the avoidance of doubt, any claims against the Company under the Senior Subordinated Guarantee rank prior to the claims (if any) against the Company in respect of Junior Debt or Investor Debt.

2.2   PRIORITY OF SECURITY

(a) During the continuance of this Agreement, the Trustee Security Documents and the Hedging Security Documents shall in all respects rank pari passu without preference for one over the other as if each has been created on the same date and at the same time enjoyed equal priority.

(b) The order of priority set out at paragraph (a) of this Clause 2.2 shall apply notwithstanding:

      (i) the order of registration, notice or execution of any of the Combined Security Documents;

      (ii) the creation in favour of any Secured Creditor of any further additional security over the undertaking, properties or assets of the Obligors (or any of them) or any asset which is subject to a floating charge in any Combined Security Document becoming subject to a security which is a fixed charge or a crystallised floating charge;

      (iii) any fluctuation in the amounts from time to time owing to any of the Secured Creditors; or

      (iv) any contrary provision of the Senior Finance Documents, the Hedging Documents or the Spanish Bond Debt Documents.

3.    UNDERTAKINGS

      Except as an Instructing Group has previously agreed in writing, or to the extent permitted by Clauses 7 (Permitted Payments) or 9.2 (Procedure) or 10 (Enforcement):

      (a) no Obligor will (and each Obligor will procure that none of its Subsidiaries will) pay, or make any distribution in respect of or on account of, or purchase, defease, redeem or acquire, any of the Subordinated Debt in cash or in kind;

      (b) no Subordinated Creditor will demand or receive payment of, or any distribution in respect of or on account of any Subordinated Debt in cash or kind or apply any money or property in or towards the discharge of any Subordinated Debt;

      (c) no Subordinated Creditor or Obligor will discharge any Subordinated Debt by set-off, any right of combination of accounts or otherwise (save to the extent such set-off occurs automatically by operation of law and not as a result of any action or election by such Subordinated Creditor or Obligor and any amount so set-off is subject to Clause 8 (Turnover));

      (d) no Obligor will (and each Obligor will procure that none of its Subsidiaries will) create or permit to subsist any Security Interest over any of its assets for any of the Subordinated Debt, and no Subordinated Creditor will allow to exist or receive any Security Interest, for any of the Subordinated Debt (save in either case to the extent that such Security Interest secures Intercompany Debt (other than any Intercompany Debt owed to the Parent or Newco
             1) and the benefit of any such Security Interest has been charged or assigned to the Secured Creditors under the Security Documents);

      (e) no Obligor will (and each Obligor will procure that none of its Subsidiaries will) give any financial support to any person for, in respect of or in connection with the Subordinated Debt (save to the extent that such financial support is in respect of Intercompany Debt (other than any Intercompany Debt owed to the Parent or Newco
             1) and the benefit of any such financial support has been assigned or charged to the Secured Creditors under the Security Documents);

      (f) no Obligor or Subordinated Creditor will allow any of the Subordinated Debt to be evidenced by a negotiable instrument or subordinate any of the Subordinated Debt to any other indebtedness save as provided for in this Agreement;

      (g) no Obligor will initiate or support or take any steps with a view to any insolvency, liquidation, reorganisation, administration, examination or dissolution proceedings involving an Obligor (whether by petition, convening a meeting, voting for a resolution or otherwise) otherwise than as part of a Permitted Reorganisation; and

      (h) no Obligor or Subordinated Creditor will take or omit to take any action whereby the ranking and/or subordination of the Subordinated Debt provided for in this Agreement may be impaired.

4.    AMENDMENTS

4.1   AMENDMENTS TO SECURITIES PERMITTED PAYMENTS DEFINITION

      The Obligors and the Lenders agree not to amend the definition of "Securities Permitted Payments" in the Senior Facility Agreement (save to correct ambiguity or manifest error or in the case of the holders of the PIK Securities where such amendment would not adversely affect their interests) without the written consent of Newco 1, the Bridge Agent, the Exchange Note Trustee, the Bond Trustee and the holders of the PIK Securities (or if any trustee or representative is acting on their behalf, such trustee or representative) if any amount is outstanding under the Bridge Facilities, the Exchange Notes, the Cash Pay Securities or the PIK Securities, as the case may be.

4.2   CHANGES TO HEDGING DOCUMENTS

      Unless the Majority Creditors have agreed to the Amendment in writing, no Obligor or Hedging Bank will Amend the terms of any Hedging Document:

      (a) save for procedural or administrative changes which do not increase the amount or change the currency payable by any Obligor under the original terms of any Hedging Document or alter the due date for any payment (except as provided in accordance with the original terms of the Hedging Documents); or

      (b) to result in any Obligor becoming liable to make an additional payment (or increase an existing payment) under any of the Hedging Documents or to impose an additional material obligation on any Obligor, which liability or obligation does not arise from the original terms of the Hedging Documents.

4.3   CHANGES TO JUNIOR FINANCE DOCUMENT

      Unless an Instructing Group has agreed to the Amendment in writing, no Obligor or Junior Creditor will Amend the terms of the Junior Finance Document in a manner or to an extent such that the interests of any of the Secured Creditors or the ranking and/or subordination arrangements provided for in this Agreement are reasonably likely to be materially and adversely affected.

4.4   CHANGES TO INTERCOMPANY DOCUMENTS

(a) The written consent of the Bridge Agent, the Exchange Note Trustee, the Bond Trustee and the holders of the PIK Securities (or if any trustee or representative is acting on their behalf, such trustee or representative), to the extent that any amount is outstanding under the Bridge Facilities, the Exchange Notes, the Cash Pay Securities or the PIK Securities, as the case may be, is required if the Company or Newco 1 wish to Amend the Newco 1 Loan Agreement, except to cure ambiguity or manifest error.

(b) In addition to the requirements in paragraph (a) above, unless an Instructing Group has agreed to the Amendment in writing, no Obligor will Amend the terms of:

      (i) the Newco 1 Loan Agreement (except for Amendments which do not or could not reasonably be expected to adversely affect the interests of the Senior Creditors, Hedging Banks or Spanish Bond Creditors in any material respect); or

      (ii) any other Intercompany Document in a manner or to an extent such that the interests of any of the Senior Creditors or the ranking and/or subordination arrangements provided for in this Agreement are reasonably likely to be materially and adversely affected.

4.5   CHANGES TO THE INVESTOR DOCUMENTS

      Unless an Instructing Group has agreed to the Amendment in writing, no Obligor or Investor will Amend the terms of any Investor Document in a manner or to an extent:

      (a) such that the interests of any of the Secured Creditors under the Finance Documents or the ranking and/or subordination arrangements provided for in this Agreement are reasonably likely to be materially and adversely affected (as to which a certificate of the Security Agent acting reasonably and in good faith shall be conclusive); or

      (b)    to impose any additional material obligation on any Obligor; or

      (c) such that any Obligor becomes liable to make any additional payment (or increase an existing payment), which liability does not arise from the original terms of the Investor Documents, or for any payment by any Obligor to be made earlier, more frequently or in a different currency than originally provided for in the Investor Documents.

4.6   SPANISH BOND DEBT DOCUMENTS

(a)   No person providing or issuing any bond (of a type referred to in section
      (a) of the definition of Spanish Bond Debt Documents) will be entitled to share in any of the security constituted by the Combined Security Documents in respect of any of the liabilities or debt arising under or in relation to the Spanish Bond Debt Documents or benefit from the undertakings of the Parties to this Agreement unless and until:

      (i) such person is specified in Schedule 10 (and a copy of the Spanish Bond Debt Documents (in form and substance reasonably satisfactory to the Senior Agent) has been provided to the Senior Agent); or

      (ii) the Senior Agent has agreed in writing to the identity of such person (such agreement not to be unreasonably withheld where such person is a Senior Creditor (or its Affiliate)) and to the Spanish Bond Debt Documents being provided by such person and such person has agreed to become a Spanish Bond Creditor by executing and delivering to the Security Agent a duly completed Deed of Accession. Upon delivery of such a Deed of Accession to the Security Agent such person will acquire all its rights and assume all its obligations as a Spanish Bond Creditor under this Agreement in relation to such Spanish Bond Debt Documents.

(b) Unless the Majority Lenders have agreed to the Amendment in writing, the Company will procure that no member of the Group Amends the terms of the Spanish Bond Debt Documents to increase the aggregate principal amount payable under the Spanish Bond Debt Documents.

(c) The Obligors undertake not to amend the Spanish Bond Debt Documents to waive, vary, or extend any requirement under the original terms of the Spanish Bond Debt Documents to cash collateralise or otherwise provide cash cover in respect of any liability under the Spanish Bond Debt Documents unless such waiver, variation or extension does not change the time at which the Senior Discharge Date would occur or have occurred in the absence of such waiver, variation or extension.

5.    HEDGING DEBT

5.1   ACCESSION OF HEDGING BANKS

      No person providing interest or currency swap or hedging facilities to any Obligor will be entitled to share in any of the security constituted by the Combined Security Documents in respect of any of the liabilities or debt arising under such swap or hedging facilities or benefit from the undertakings of the Parties to this Agreement unless and until:

      (a)    such person and such facilities are specified in Schedule 5; or

      (b) the Senior Agent has agreed in writing to the identity of such person (such agreement not to be unreasonably withheld where such person is a Senior Creditor (or its Affiliate)) and to the swap or hedging facilities being provided by such person and such person has agreed to become a Hedging Bank by executing and delivering to the Security Agent a duly completed Deed of Accession. Upon delivery of such a Deed of Accession to the Security Agent such person will acquire all its rights and assume all its obligations as a Hedging Bank under this Agreement in relation to such swap or hedging facilities.

5.2   UNDERTAKINGS RELATING TO HEDGING DEBT

      Unless the Majority Creditors have previously agreed in writing:

      (a) no Hedging Bank will demand (except to terminate or close out any hedging transaction as permitted under paragraph (b) below) or receive, and no Obligor will pay or make any distribution in respect of, or on account of, any of the Hedging Debt in cash or in kind, or apply any money or property in or towards the payment or discharge of any Hedging Debt except:

             (i)     for scheduled payments arising under Hedging Documents;
                     and/or

             (ii) for the proceeds of enforcement of the Combined Security Documents received and applied in the order permitted by Clause 11 (Proceeds of Enforcement);

      (b) no Hedging Bank will exercise any right to terminate or close out any hedging transaction under the Hedging Documents prior to its stated maturity unless either:

             (i) an Obligor has not paid when due an amount of Hedging Debt and such default continues for more than twenty Business Days after the Hedging Bank has given Notice of such default (and of the Hedging Bank's intention to terminate) to the Senior Agent; or

             (ii)    an Enforcement Event has occurred; or

             (iii) any liquidation, winding-up, dissolution or bankruptcy proceedings have been formally commenced against the Obligor which is the counterparty under such hedging transaction and have not been discharged within twenty Business Days from the date of commencement, provided that this shall not prevent the partial close-out of any hedging transaction where no payment (after netting-off any payments from the Hedging Bank in respect of such close out) is required to be made by any member of the Group and the requirements of Subclause 23.13(a) (Treasury transactions) of the Senior Facility Agreement are complied with;

      (c) none of the Hedging Debt may be discharged by set-off, any right of combination of accounts or otherwise except to the extent such Hedging Debt is permitted to be paid under paragraph (a) or the proviso to paragraph (b) above; and

      (d) no Obligor will (and each Obligor will procure that none of its Subsidiaries will) create or permit to subsist any Security Interest over any of its assets, or give any financial support to any person, in each case for, in respect of or in connection with, any of the Hedging Debt other than under the original terms of the Hedging Documents or the Combined Security Documents and in accordance with the priority and ranking specified in this Agreement.

5.3   TWO WAY PAYMENTS

      Each Obligor and each Hedging Bank agrees that:

      (a) the Hedging Documents will provide for "two way payments" or payments under the "Second Method" in the event of a termination of a hedging transaction whether upon a Termination Event or an Event of Default (each as defined in the relevant Hedging Documents);

      (b) on or following the occurrence of an Enforcement Event if a net amount falls due from that Hedging Bank to any Obligor, that amount shall be paid by such Hedging Bank to the Security Agent and applied as set out in Clause 11.1 (Order of Application); and

      (c) promptly on the occurrence of an Enforcement Event each Hedging Bank will exercise any rights it may have to terminate the hedging transactions under the Hedging Documents.

5.4   HEDGING DOCUMENTS

      Each Hedging Bank will provide to the Senior Agent copies of all agreements and documents constituting or evidencing any hedging facilities provided to any Obligor. Such agreements and documents must be in form and substance satisfactory to the Senior Agent, acting reasonably.

5.5   ISDA FORM

(a) All Hedging Documents (other than the Hedging Security Documents) will be based on 1992 standard ISDA Agreements unless otherwise agreed by the Senior Agent.

(b) If this proves not to be the case, such amendments shall be made to the Hedging Documents by the relevant Hedging Bank and Obligors as the Senior Agent (acting reasonably) considers are necessary, in order that this Agreement may have the same effect in relation to the hedging transactions evidenced by such Hedging Documents as it would have had such Hedging Documents been based on 1992 standard ISDA Agreements.

5.6   HEDGING GUARANTEE

      Each Obligor confirms that the Hedging Banks are entitled to rely on the guarantee in clause 19 (Guarantee and Indemnity) of the Senior Facility Agreement granted by such Obligor (subject to any limitations therein or in any Accession Deed by which such Obligor became party to the Senior Facility Agreement).

6.    WARRANTIES AND INVESTOR CLAIMS

6.1   WARRANTIES OF JUNIOR CREDITOR AND INVESTORS

      The Junior Creditor and each Investor warrants to each Secured Creditor that:

      (a) it is duly incorporated (if a corporate person) or duly established (in any other case) and validly existing under the laws of the place of its incorporation or formation;

      (b) this Agreement is within its powers and has been duly authorised and executed by it;

      (c) the Finance Documents to which it is a party copied to the Senior Agent at or before the First Drawdown Date (as Amended as permitted by Clause 4 (Amendments)) contain all the terms and conditions of the Subordinated Debt owed to it;

      (d) it is the sole beneficial owner of the Subordinated Debt owed to it; and

      (e) subject to the Reservations, this Agreement constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms and does not conflict with any law or regulation binding on it or with its constitutional documents.

6.2   INVESTOR CLAIMS

      Except as an Instructing Group has previously agreed in writing no Investor will:

      (a) sue, claim or bring proceedings against any Obligor for breach of any representation, warranty or undertaking made, or under any indemnity given, by any Obligor under or in connection with the Investor Documents or the transactions contemplated in the Investor Documents, provided that, subject to the other terms of this Agreement, an Investor may seek to enforce any such undertaking given to it by the Parent in an Investor Document by means of an injunction or an order for specific performance; or

      (b) sue, make demand on or claim against the provider of any of the Reports (a "REPORT PROVIDER") in connection with the Reports or receive payment from any of the Report Providers in connection with any such demand or claim if there is an aggregate limit on the amount of claims which may be brought by any of the Parties against such Report Provider and the aggregate amount of all such claims against that Report Provider are reasonably likely to exceed the amount of any limitation of liability on which that Report Provider is entitled to rely. The Senior Creditors will be entitled to full payment of their claims against that Report Provider in respect of any Report in priority to the claims of the Investors against that Report Provider and each Investor will on demand pay to the Security Agent for application as provided in Clause 11 (Proceeds of Enforcement) an amount equal to any amount received by it in breach of this Clause 6.2(b). If requested by the Parent the Senior Creditors will, if they are then considering bringing a claim against a Report Provider, notify the Parent of any such possible claim (provided that on the basis of such legal advice as the Senior Creditors consider appropriate it would not be prejudicial to the Senior Creditors to so notify the Parent).

6.3   TIME-BARRED CLAIMS

      If any restriction in Clause 6.2 preventing an Investor from suing, claiming or bringing proceedings against the Parent or any Report Provider would result in such Investor being prevented from suing, claiming or taking such proceedings by reason of the expiry of any statutory limitation period, such Investor shall be able to sue, claim or take such proceedings against the Parent or Report Provider, but only to the extent necessary to prevent loss of the right to sue, claim or bring such proceedings.

7.    PERMITTED PAYMENTS

7.1   INVESTOR DEBT PAYMENTS

      Subject to Clause 8 (Turnover), the Parent may pay to the Investors in cash the fees and reasonable third party costs and expenses incurred by the Investors which in either case are shown (and to the extent shown) in the Funds Flow Statement and the ongoing management or monitoring fees to the extent permitted by the Senior Facility Agreement PROVIDED THAT in any such case no Event of Default has occurred which is then continuing under the

      Senior Facility Agreement. Any such payment not made as a result of an Event of Default may be paid when such Event of Default is no longer continuing (provided always that there is no other outstanding Event of Default continuing).

7.2   INTERCOMPANY DEBT PAYMENTS

      Subject to Clause 8 (Turnover), any Obligor shall be entitled to pay in cash or by payment in kind any Intercompany Debt owed by it to another Obligor (including interest under the Newco 1 Loan Agreement by capitalising an amount of interest or issuing further debt instruments under and in the manner and at the times provided for in the Newco 1 Loan Agreement) PROVIDED THAT:

      (i) (unless the Senior Agent (acting on the instructions of an Instructing Group) otherwise consents in writing) no payment of Intercompany Debt (other than under the Newco 1 Loan Agreement or any other Intercompany Debt owed to Newco 1 or the Parent) may be made if the Senior Agent has given any notice or taken any action under Clauses 24.19 (Acceleration) or 24.20 (Acceleration for Acquisition Credits) of the Senior Facility Agreement (or any equivalent provision in any amendment or refinancing of the Senior Facility Agreement); and

      (ii) no payment of principal, interest, fees or other amounts constituting Intercompany Debt owed to Newco 1 or the Parent (including under the Newco 1 Loan Agreement) shall be made, except for the payment of (A) interest (whether in cash or kind); (B) amounts equal to any additional amounts payable under applicable gross-up provisions of the Securities or the Bridge Facilities; (C) amounts equal to default interest or liquidated damages payments under the Securities or Bridge Facilities; (D) an amount equal to the amount of the US registration costs and legal fees incurred in connection with the drawing of the Bridge Facilities and the issue of the Securities and an amount equal to the amount of payments due under any registration right agreement relating to the Bridge Facilities or the Securities; or (E) an amount equal to any other payments but not exceeding EURO 500,000 in any twelve month period, in each case referred to in (A), (B), (C), (D) or (E) above under and to the extent provided for in the Newco 1 Loan Agreement to the extent necessary to enable Newco 1 to make Securities Permitted Payments; and (F) repayment of principal on the Payment Date under (and as defined in) the Newco 1 Loan Agreement PROVIDED THAT, except with the prior consent in writing of the Senior Agent (acting on the instructions of an Instructing Group), the Company may not on any date make any such payments under (A), (B), (C), (D) or (E) above or any such repayment of principal under (F) above if:

             (A) any of the Senior Debt (or in the case of non-payment of any amounts not constituting principal, interest or fees, Senior Debt in excess of EURO 50,000 (when aggregated with all other amounts unpaid)) due on or prior to such date are unpaid on such date; or

             (B) following the occurrence of an Event of Default (other than of the type specified in paragraph (A) above), the Senior Agent (acting on the instructions of the Instructing Group) serves a written notice (a BLOCK NOTICE) on Newco 1 and the Company specifying such Event of Default, until the earliest date on which:

                   (I)    paragraph (A) does not apply; and

                   (II)   one of the following applies;

                          (w) 179 days have elapsed since the service of such Block Notice, or if earlier, where a Standstill Period (as defined in Clause 10 (Enforcement)) is in effect at any time during that 179 day period, the date on which that Standstill Period expires; or

                          (x) the Senior Agent (acting on the instructions of an Instructing Group) has confirmed in writing to Newco 1 and the Company that the relevant Event of Default has been cured or waived by the Instructing Group in writing or has ceased to exist; or

                          (y) the Senior Agent (acting on the instructions of the Instructing Group) by notice in writing to the Newco 1 and the Company cancels the Block Notice; or

                          (z)   the Senior Discharge Date occurs.

                   Unless otherwise agreed by the Bridge Agent, the Exchange Note Trustee and the Bond Trustee (as applicable):

                   (aa) no more than one Block Notice may be served with respect to the same particular event or circumstances whether in relation to the same Event of Default or not, but without prejudice to the ability of the Senior Agent to issue a Block Notice in respect of any other particular event or set of circumstances;

                   (bb) a Block Notice may not be issued less than 360 days after the service of a prior Block Notice and then only to the extent that all scheduled payments with respect to the Newco 1 Loan that have come due have been paid in full in cash in accordance with the terms of the Newco 1 Loan Agreement;

                   (cc) no Event of Default that existed at the date a Block Notice was given may be the basis of a subsequent Block Notice, unless such Event of Default has been cured or complied with for at least 180 consecutive days since the date of issue of the prior Block Notice (it being acknowledged that any subsequent action or breach of any financial covenant for a period ending after the date of delivery of such initial Block Notice that would give rise to an Event of Default under any provision under which an Event of Default previously existed or was continuing shall constitute a new Event of Default for this purpose).

8.    TURNOVER

(a) If any Hedging Bank or any Subordinated Creditor receives or recovers a payment or distribution in cash or in kind (including by way of set-off or combination of accounts):

      (i) of, or on account of, any of the Hedging Debt which is prohibited by Clause 5.2 (Undertakings relating to Hedging Debt);

      (ii) of, or on account of, any of the Subordinated Debt which is not permitted by Clause 7 (Permitted Payments); or

      (iii) from (or on behalf of) any Obligor or any other member of the Group on account of the purchase, defeasance, redemption or acquisition of any Subordinated Debt otherwise than to the extent permitted by Clause 7 (Permitted Payments),

      (each such payment or distribution being a TURNOVER RECEIPT) the receiving or recovering Hedging Bank or Subordinated Creditor (as the case may be) will promptly notify the Security Agent, will pending payment to the Security Agent hold such Turnover Receipt on trust for the Security Agent and the Secured Creditors and will on demand pay to the Security Agent for application as provided in Clause 11 (Proceeds of Enforcement) an amount determined by the Security Agent to be equal to the lesser of:

      (A) the outstanding balance of the Senior Debt, Hedging Debt and Spanish Bond Debt; and

      (B)    the amount of such Turnover Receipt,

      less the third party costs and expenses (if any) reasonably incurred by the Hedging Bank or Subordinated Creditor concerned in receiving or recovering such Turnover Receipt.

(b) Each Obligor shall indemnify each Hedging Bank and Subordinated Creditor upon demand (to the extent of its liability for the Hedging Debt or Subordinated Debt) for the amount of any Turnover Receipt paid by it to the Security Agent and such third party costs and expenses incurred by it, and the Hedging Debt or the Subordinated Debt (as appropriate) will not be deemed to have been reduced or discharged in any way or to any extent by the receipt or recovery of the relevant Turnover Receipt. Any claim or right of indemnity under this paragraph shall constitute Hedging Debt (if owned to a Hedging Bank) or otherwise Subordinated Debt.

(c) If any Bridge Lender, the Bridge Agent, the Exchange Note Trustee or the Bond Trustee receives or recovers a payment or distribution in cash or in kind (including by way of set-off or combination of accounts):

      (i)    under or on account of the Senior Subordinated Guarantee; or

      (ii) from (or on behalf of) any Obligor or other member of the Group (other than Newco 1 or the Parent) on account of the Senior Subordinated Guarantee Debt or the purchase, redemption or acquisition of any Newco 1 Debt,

      (each such payment or distribution being a GUARANTEE TURNOVER RECEIPT) the receiving or recovering Bridge Lender, Bridge Agent, Exchange Note Trustee or Bond Trustee (as the case may be) will promptly notify the Security Agent, will pending payment to the Security Agent hold such Guarantee Turnover Receipt on trust for the Security Agent and the Secured Creditors and will on demand pay to the Security Agent for application as provided in Clause 11 (Proceeds of Enforcement) an amount equal to the lesser of:

             (A) the outstanding balances of the Senior Debt, the Hedging Debt and the Spanish Bond Debt; and

             (B)   the amount of the Guarantee Turnover Receipt,

      less the third party costs and expenses (if any) reasonably incurred by the Bridge Lender or the Bond Trustee concerned in receiving or recovering the Guarantee Turnover Receipt.

9.    SUBORDINATION ON INSOLVENCY

9.1   INSOLVENCY

(a) If any of the following occur in respect of an Obligor (unless it is pursuant to a Permitted Re-organisation of such Obligor):

      (i) any step is taken with a view to a composition, assignment or similar arrangement with any of its creditors;

      (ii) a meeting is convened for the purpose of considering any resolution for (or to petition for) its winding-up, administration, examination or dissolution or any such resolution is passed;

      (iii) any person presents a petition for its winding-up, administration, examination or dissolution, unless it is being contested in good faith and with due diligence and is discharged or struck out within twenty Business Days;

      (iv) an order for its winding-up, administration, examination or dissolution is made;

      (v) any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, examiner, administrator or similar officer is appointed in respect of it;

      (vi) its directors or other officers request the appointment of a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, examiner, receiver, administrative receiver, administrator or similar officer; or

      (vii)  any other analogous step or procedure is taken in any jurisdiction,

      the Subordinated Debt will be subordinate in right of payment to the Senior Debt, Hedging Debt and Spanish Bond Debt, and the Secured Creditors shall be entitled to receive payment in full of all of the Senior Debt, Hedging Debt and Spanish Bond Debt before the Subordinated Creditors shall be entitled to any payment of the Subordinated Debt.

(b)   If any of the following occur in respect of the Company:

      (i) any step is taken with a view to a composition, assignment or similar arrangement with any of its creditors;

      (ii) a meeting is convened for the purpose of considering any resolution for (or to petition for) its winding-up, administration, examination or dissolution or any such resolution is passed;

      (iii) any person presents a petition for its winding-up, administration, examination or dissolution, unless it is being contested in good faith and with due diligence and is discharged or struck out within twenty Business Days;

      (iv) an order for its winding-up, administration, examination or dissolution is made;

      (v) any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, examiner, administrator or similar officer is appointed in respect of it;

      (vi) its directors or other officers request the appointment of a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, examiner, receiver, administrative receiver, administrator or similar officer; or

      (vii)  any other analogous step or procedure is taken in any jurisdiction,

      the Senior Subordinated Guarantee Debt will be subordinate in right of payment to the Senior Debt, Hedging Debt and Spanish Bond Debt, and the Secured Creditors shall be entitled to receive payment in full of all of the Senior Debt, Hedging Debt and Spanish Bond Debt before the Bridge Lenders, Bridge Agent, Bond Trustee or Exchange Note Trustee shall be entitled to any payment of the Senior Subordinated Guarantee Debt.

9.2   PROCEDURE

      If any of the events referred to in Clause 9.1 above occurs and this Clause applies:

      (a) the Security Agent may, and is irrevocably authorised on behalf of the Subordinated Creditors, the Bridge Lenders the Exchange Note Trustee (on behalf of the Exchange Note Creditors) and the Bond Trustee (on behalf of the Securities Creditors), as the case may be to:

             (i) demand, claim, enforce and prove for the Subordinated Debt or the Senior Subordinated Guarantee Debt;

             (ii) file claims and proofs, give receipts and take any proceedings in respect of the Subordinated Debt or the Senior Subordinated Guarantee Debt which the Security Agent reasonably considers to be necessary or desirable to recover any Subordinated Debt or Senior Subordinated Guarantee Debt;

             (iii) do anything which the Security Agent reasonably considers to be necessary or desirable to recover the Subordinated Debt or Senior Subordinated Guarantee Debt; and

             (iv) receive all distributions on the Subordinated Debt or the Senior Subordinated Guarantee Debt for application against the Senior Debt, the Hedging Debt and the Spanish Bond Debt pari passu between themselves;

      (b) if and to the extent that the Security Agent is not entitled to do anything mentioned in paragraph (a) above, each Subordinated Creditor, Bridge Lender, Bond Trustee or Exchange Note Trustee must do so promptly as and when requested by the Security Agent from time to time;

      (c) each Subordinated Creditor, Bridge Lender or the Bond Trustee or Exchange Note Trustee must:

             (i) hold all payments and distributions in cash or in kind subsequently received or receivable by such Subordinated Creditor, Bridge Lender or the Bond Trustee or Exchange Note Trustee in respect of the Subordinated Debt or the Senior Subordinated Guarantee Debt from an Obligor or from any other source on trust for the Senior Creditors, the Hedging Banks and Spanish Bond Creditors; and

             (ii) pay and transfer them to the Security Agent for application against the Senior Debt, Hedging Debt and Spanish Bond Debt;

      (d) the trustee in bankruptcy, liquidator, assignee or other person distributing the assets of an Obligor or their proceeds is directed to pay all payments and distributions on the Subordinated Debt or Senior Subordinated Guarantee Debt direct to the Security Agent; and

      (e) the Subordinated Creditors, Bridge Lenders or Bond Trustee or Exchange Note Trustee must give any notice and do anything which the Security Agent may reasonably require to give effect to this Subclause.

9.3   DISTRIBUTIONS

(a) Each Subordinated Creditor, Bridge Lender or Bond Trustee or Exchange Note Trustee will, upon demand by the Security Agent, pay an amount equal to the amount of all payments or distributions of or in respect of any Subordinated Debt or Senior Subordinated Guarantee Debt in cash or in kind received by or on behalf of it from any Obligor (or any liquidator, administrator, receiver or similar official of such Obligor or its assets) on or after the occurrence of any of the events or circumstances referred to in Clause 9.1 to the Security Agent for application in accordance with Clause 11 (Proceeds of Enforcement). Pending such application the Security Agent will hold such payment on trust for the beneficiaries entitled thereto (according to the ranking of entitlements set out in Clause 11 (Proceeds of Enforcement)).

(b) The trustee in bankruptcy, liquidator, administrator, receiver or other person distributing the assets of an Obligor or their proceeds shall be directed to pay distributions on the Subordinated Debt or Senior Subordinated Guarantee Debt, direct to the Security Agent until the Senior Debt, the Hedging Debt and Spanish Bond Debt have been paid in full.

(c) The Subordinated Creditors will give all such notices and do all such things as the Security Agent may reasonably request to give effect to this Clause 9.3.

10.   ENFORCEMENT

(a) Except as an Instructing Group has previously agreed in writing, and subject to paragraph (b), the Subordinated Creditors must not:

      (i) accelerate or make demand for any of the Subordinated Debt or declare any of the Subordinated Debt prematurely payable (provided that the Intercompany Creditors may request payment of any amount of Intercompany Debt (not being under the Newco 1 Loan Agreement) then due but not otherwise accelerate or make demand or take any other enforcement action in respect of any Intercompany Debt);

      (ii) enforce the Subordinated Debt by attachment, set-off, execution or otherwise (save to the extent such set-off occurs automatically by operation of law and not as a result of any action or election by such Subordinated Creditor or Obligor and any amount so set-off is subject to Clause 8 (Turnover));

      (iii)  initiate or support or take any steps with a view to:

             (A) any insolvency, liquidation, reorganisation, administration, examination or dissolution proceedings; or

             (B) any voluntary arrangement or assignment for the benefit of creditors; or

             (C)   any similar proceedings,

             involving an Obligor, whether by petition, convening a meeting, voting for a resolution or otherwise (provided that this shall not prevent an Obligor from taking any of these actions as part of a Permitted Re-organisation); or

      (iv) sue, or bring or support any legal proceedings, or otherwise exercise any remedy for the recovery of the Subordinated Debt.

(b) Newco 1 may take any of the actions (ENFORCEMENT ACTION) prohibited in paragraph (a) above in relation to Intercompany Debt under the Newco 1 Loan Agreement:

      (i) if any Senior Debt has been declared to be due and payable or due and payable on demand (and demand has been made) under Clause 24.19 (Acceleration) or Clause 24.20 (Acceleration for Acquisition Credits) of the Senior Facility Agreement; or

      (ii) if any of the events referred to in Clause 9.1(a)(iv) or (v) (or any analogous steps or procedures in any applicable jurisdiction having valid jurisdiction over the Company) occur in relation to the Company; or

      (iii) if Newco 1, the Bridge Agent, the Exchange Note Trustee, the Bond Trustee or the holders of the PIK Securities (or if any trustee or representative is acting on their behalf, such trustee or representative) has given notice in writing (an ENFORCEMENT NOTICE) to the Senior Agent specifying that a Newco 1 Debt Non-Payment Event has occurred and 179 days has elapsed from the date the Senior Agent received such Enforcement Notice (the STANDSTILL PERIOD) and at the end of the Standstill Period the Newco 1 Debt Non-Payment Event is continuing unremedied and unwaived (provided that Enforcement Action shall only be permitted under this subparagraph (iii) in an amount up to the amount of Newco 1 Debt that is the subject of such Newco 1 Debt Non-Payment Event and only to the extent it remains unremedied or unwaived),

      PROVIDED THAT in each case any amounts received as a result of action permitted to be taken under this Clause shall be subject to Clause 8 (Turnover).

(c) Without prejudice to paragraph (b) above, if payment of the principal amount of the Bridge Facilities, the Exchange Notes or the Cash Pay Securities is accelerated, no payment of the principal amount outstanding under the Newco 1 Loan Agreement may be made until 5 Business Days after Newco 1, the Bridge Agent, the Exchange Note Trustee or the Bond Trustee, as the case may be, has given notice to the Senior Agent. Thereafter the Company may if otherwise permitted by the terms of this Agreement (and subject to Clause 8 (Turnover)) make such principal payments at the times referred to in the Newco 1 Loan Agreement.

(d) Except as an Instructing Group has previously agreed in writing, the Bridge Lenders, the Exchange Note Trustee (on behalf of itself and any of the Exchange Note Creditors) and the Bond Trustee (on behalf of itself and any of the Securities Creditors) must not:

      (i) enforce the Senior Subordinated Guarantee Debt by attachment, set-off, execution or otherwise;

      (ii) in respect of or in relation to any claim or liability arising under or in connection with the Senior Subordinated Guarantee, initiate or support or take any steps with a view to:

             (A) any insolvency, liquidation, reorganisation, administration, examination or dissolution proceedings involving the Company; or

             (B) any voluntary arrangement or assignment for the benefits of creditors involving the Company; or

             (C) any similar proceedings in any jurisdiction involving the Company, whether by petition, convening a meeting, voting for a resolution or otherwise; or

      (iii) sue, bring or support any legal proceedings, or otherwise exercise any remedy against the Company for the recovery of the Senior Subordinated Guarantee Debt,

      unless any amount is then due and payable under the Senior Subordinated Guarantee.

(e) Except (x) as an Instructing Group has previously agreed in writing or (y) if any other Senior Debt has been declared to be due and payable or due and payable on demand (and demand has been made) under Clause 24.19 (Acceleration) or Clause 24.20 (Acceleration for Acquisition Credits) of the Senior Facility Agreement, the Spanish Bond Creditors must not:

      (i) accelerate or make demand for any of the Spanish Bond Debt or declare any of the Spanish Bond Debt prematurely payable or require cash collateral for or in respect of any of the Spanish Bond Debt;

      (ii) enforce the Spanish Bond Debt by attachment, set-off, execution or otherwise (save to the extent such set-off occurs automatically by operation of law and not as a result of any action or election by such Spanish Bond Creditor and any amount so set-off is subject to Clause 8 (Turnover));

      (iii)  initiate or support or take any steps with a view to:

             (A) any insolvency, liquidation, reorganisation, administration, examination or dissolution proceedings; or

             (B) any voluntary arrangement or assignment for the benefit of creditors; or

             (C)   any similar proceedings,

             involving an Obligor, whether by petition, convening a meeting, voting for a resolution or otherwise; or

      (iv) sue, or bring or support any legal proceedings, or otherwise exercise any remedy for the recovery of the Spanish Bond Debt,

      unless in any such case:

      (I) an amount (the UNPAID AMOUNT) has fallen due and payable to the Spanish Bond Creditors under the Spanish Bond Debt Documents and remains unpaid;

      (II) the Spanish Bond Creditors or any of them have given Notice to the Senior Agent that such amount is due and unpaid;

      (III) not less than 90 days has elapsed since the date of receipt by the Senior Agent of such Notice; and

      (IV) once the 90 day period has elapsed the unpaid amount remains unpaid under the Spanish Bond Debt Documents.

11.   PROCEEDS OF ENFORCEMENT

11.1  ORDER OF APPLICATION

(a) Subject to the rights of any creditor with prior security or preferential claims and the rights of any bondholders under the Collateral Ranking Agreement relating to the 2005 Bonds and the 2025 Bonds, the proceeds of enforcement of the security conferred by the Combined Security Documents shall be paid to the Security Agent. Those proceeds and all other amounts paid to the Security Agent under this Agreement shall (subject to the Collateral Ranking Agreement) be applied in the following order:

      FIRST in payment of all costs, expenses and liabilities (and all interest thereon as provided in the Senior Finance Documents) reasonably incurred by or on behalf of the Security Agent and any receiver, attorney or agent in connection with carrying out its duties and exercising its powers and discretions under the Combined Security Documents or this Agreement and the remuneration of the Security Agent and every receiver under the Combined Security Documents;

      SECOND in payment of all costs and expenses reasonably incurred by or on behalf of any Senior Creditor, Hedging Bank or Spanish Bond Creditor in connection with such enforcement;

      THIRD in payment to the Senior Agent for application towards the balance of the Senior Debt, the Hedging Debt and Spanish Bond Debt pari passu between themselves;

      FOURTH the payment of the surplus (if any) to the Obligor concerned or other person entitled thereto.

(b) No such proceeds or amounts shall be applied in payment of any amounts specified in any of the sub-paragraphs in paragraph (a) above until all amounts specified in any earlier sub-paragraph have been paid in full.

11.2  GOOD DISCHARGE

      An acknowledgement of receipt signed by the relevant person to whom payments are to be made under Clause 11.1 shall be a good discharge of the Security Agent.

12.   ENFORCEMENT OF SECURITY

12.1  ENFORCEMENT INSTRUCTIONS

(a) Subject to Clause 12.2(b), the Security Agent may refrain from enforcing the security conferred by the Combined Security Documents unless and until instructed by an Instructing Group.

(b) Subject to such security having become enforceable, an Instructing Group may give or refrain from giving instructions to the Security Agent to enforce or refrain from enforcing the security conferred by the Combined Security Documents as they see fit (provided such instructions do not require a breach of the terms of the Collateral Ranking Agreement).

(c) The Hedging Banks and the Spanish Bond Creditors shall not have any right separately to enforce any of the Security Documents (or any other security granted by any member of the Group to secure the Hedging Debt or the Spanish Bond Debt) or to instruct or require the Security Agent to enforce any of the Security Documents (or any other security granted by any member of the Group to secure the Hedging Debt or the Spanish Bond Debt), except as part of an Instructing Group.

12.2  ENFORCEMENT OF HEDGING SECURITY DOCUMENTS

(a) Each Hedging Bank hereby unconditionally agrees with each of the other Secured Creditors that notwithstanding the terms of the Hedging Documents, it shall not, save as provided for in sub-paragraph (b) of this Clause 12.2, be entitled to take any steps for the purpose of appointing a receiver under any of the Hedging Security Documents or otherwise take possession of any of the properties or assets charged by the Hedging Security Documents or issue any legal proceedings to enforce them or any of them without the prior written consent of the Security Trustee acting on the instructions of an Instructing Group.

(b) Each of the Secured Creditors hereby agrees that on the Appointment Date and at any time while the appointment of an examiner to any Obligor continues the Hedging Banks may give or refrain from giving instructions to the Security Agent to enforce or refrain from enforcing the security constituted by the Hedging Security Documents provided that all proceeds of any enforcement of the security constituted by the Hedging Security Documents shall be paid to the Security Agent and held by it for distribution in accordance with Clause 11.1 (ORDER OF APPLICATION).

(c) With effect from the Appointment Date, each Hedging Ban shall comply with any directions of the Security Agent (acting on the instructions of an Instructing Group) involving for or against or accepting or rejecting:

      (i)    any scheme of arrangement in relation to an Obligor; or

      (ii) any rescheduling, refinancing, reorganisation or stand-still agreement in respect of any Obligor.

12.3  COMPETING INSTRUCTIONS TO SECURITY AGENT

      Any instructions given to the Security Agent by an Instructing Group (and which are within the powers of an Instructing Group) will override any conflicting instructions given by any other Parties. The Security Agent will be fully protected in complying with the instructions of an Instructing Group.

12.4  MANNER OF ENFORCEMENT

(a) The Security Agent shall enforce the security conferred by the Combined Security Documents (if then enforceable) in such manner as an Instructing Group shall instruct (subject to Clause 12.2(b) and provided such instructions do not require a breach of the terms of the Collateral Ranking Agreement) or, in the absence of such instructions, as it sees fit and, subject as required by applicable law, having regard first to the interests of the Secured Creditors.

(b) No Senior Creditor, Hedging Bank or Spanish Bond Creditor shall be responsible to any Subordinated Creditor, Bridge Lender, Securities Creditor, Exchange Note Creditor or Obligor, for any failure to enforce or to maximise the proceeds of any enforcement of the security (except to the extent arising from such persons gross negligence or wilful default), and the Senior Creditors, Hedging Banks and Spanish Bond Creditors may cease any such enforcement at any time.

12.5  SALES BY SECURITY AGENT

      If:

      (a) on an enforcement of any of the Combined Security Documents, the Security Agent (or any receiver) sells or otherwise disposes of any asset; or

      (b) an Obligor sells or otherwise disposes of an asset at the request of an Instructing Group after an Event of Default has occurred which is continuing,

      the Security Agent may execute on behalf of each Secured Creditor and each Obligor without the need for any further referral to or authority from such Secured Creditor or Obligor,

      (i) any release of the security created by the Combined Security Documents over that asset; and

      (ii) if such asset comprises shares in the capital of any Obligor (or any Holding Company of it), a release of such Obligor from all present and future liabilities (both actual and contingent and including, without limitation, any liability to any other Obligor under the Senior Finance Documents, the Hedging Documents or the Spanish Bond Documents by way of contribution or indemnity) in its capacity as an Obligor under the Senior Finance Documents, the Hedging Documents or the Spanish Bond Documents and a release of any Security Interest granted by such Obligor over any of its assets under the Combined Security Documents,

      PROVIDED THAT the net cash proceeds of sale or disposal are applied in payment of Debt in the order set out in Clause 11 (Proceeds of Enforcement).

      Each Secured Creditor will execute such releases as the Security Agent may reasonably require to give effect to this Clause 12.5. No such release will affect the obligations and liabilities of any other Obligor under the Finance Documents.

12.6  RELEASE OF SENIOR SUBORDINATED GUARANTEE

      If:

      (a) pursuant to an enforcement of any of the Security Documents, the Security Agent (or any receiver or equivalent appointed on behalf of the Secured Creditors) sells or otherwise disposes of the shares of the Company; or

      (b) the shares of the Company are sold or disposed of at the request of the Security Agent on the instructions or with the consent of an Instructing Group after an Event of Default under the Senior Facility Agreement, the Bridge Agent, Exchange Note Trustee and the Bond Trustee shall, at the written request of the Security Agent, promptly without the need for any further referral to or authority from the other Bridge Lenders, the Exchange Note Creditors or Securities Creditors, unconditionally release the Senior Subordinated Guarantee (and the Company's obligations thereunder) and the Bridge Agent, the Exchange Note Trustee and the Bond Trustee each undertakes to execute such releases or other documents as may be necessary to give effect to the above mentioned release, provided that any such release of the obligations and liabilities of the Company under the Senior Subordinated Guarantee will not result in a release of the obligations and liabilities of Newco 1 to the Bridge Lenders, the Exchange Note Creditors or the Securities Creditors.

13.   LOSS SHARING

13.1  EQUALISATION PAYMENTS

      If any Secured Creditor (a RECOVERING CREDITOR) makes a Recovery other than by reason of a payment from the Security Agent dealt with under Clause 11 (Proceeds of Enforcement), then:

      (a) such Recovering Creditor will notify the Security Agent with details of such Recovery within three Business Days of receipt or recovery;

      (b) the Security Agent will determine in good faith whether such Recovery is in excess of the amount (the amount of the excess being the RECOVERY EXCESS) which such Recovering Creditor would have received had such Recovery been effected by the Security Agent pursuant to the Combined Security Documents and applied as provided in Clause 11 (Proceeds of Enforcement), and shall notify such Recovering Creditor accordingly;

      (c) such Recovering Creditor will pay an amount equal to the Recovery Excess (together with any interest accrued (at a rate determined by the Security Agent acting reasonably) on such amount from the date of receipt or recovery by it) to the Security Agent, retaining the balance in pro tanto satisfaction of the amount due to it;

      (d) the Security Agent shall treat the Recovery Excess (plus such accrued interest) as if it were the proceeds of enforcement of the Combined Security Documents and shall deal with it in accordance with Clause 11 (Proceeds of Enforcement); and

      (e) at the option of the Recovering Creditor (i) the liability of the relevant Obligor to such Recovering Creditor shall be increased (or treated as not having been reduced) by an amount equal to the Recovery Excess, or (ii) such Obligor shall fully indemnify such Recovering Creditor for the amount of the Recovery Excess.

13.2  LOSS SHARING

(a) If for any reason any of the Senior Debt, Hedging Debt or Spanish Bond Debt remains undischarged and any resulting losses are not being borne by the Senior Creditors, the Hedging Banks and the Spanish Bond Creditors pro rata to the amount which their respective Commitments bore to the Total Commitments on the Enforcement Date, the Senior Creditors, the Hedging Banks and the Spanish Bond Creditors shall make such payments between themselves as the Senior Agent shall require to ensure that after taking into account such payments such losses are borne by the Senior Creditors, the Hedging Banks and the Spanish Bond Creditors pro rata to their Commitments.

(b) For the purpose of this Clause 13.2, (i) the Total Commitments under the Senior Facility Agreement will be notionally increased by an aggregate amount calculated in accordance with Schedule 8 with respect to any Hedging Bank's interest in the Hedging Debt and by an amount equal to the aggregate amount of the Spanish Bond Debt in each case on the Enforcement Date, and (ii) each Hedging Bank (if also a Lender) shall be deemed to have the aggregate amount of its Commitments increased by, or (if it is not a Lender), to have a Commitment in, the amount calculated in accordance with Schedule 8 with respect to the Hedging Debt owed to it on the Enforcement Date and each Spanish Bond Creditor (if also a Lender) shall be deemed to have the aggregate amount of its Commitments increased by, or (if it is not a Lender) to have a Commitment of an amount equal to the aggregate amount of, its share of the Spanish Bond Debt on the Enforcement Date.

14.   CONSENTS AND LIMITS

14.1  WAIVERS

      If any waiver, release or consent is granted by the Majority Lenders under the Senior Finance Documents prior to the Senior Discharge Date, a corresponding waiver, release or consent will be deemed to have been given by the Hedging Banks and the Subordinated Creditors (on the same terms and conditions, mutatis mutandis) under the Hedging Documents, Junior Finance Documents, Investor Documents or Intercompany Documents, as the case may be, if the transaction or circumstance to which that waiver, release or consent relates would otherwise breach or be a default or event of default under any such agreement or document, PROVIDED THAT no such waiver, release or consent may extend the due date for or reduce the amount of or change the currency of any payment due to any Hedging Bank or Subordinated Creditor or change the terms by reference to which any payment is to be calculated or made under the relevant Finance Documents.

14.2  NON-OBJECTION

      No Subordinated Creditor shall have any claim or remedy against any of the Senior Creditors or the Spanish Bond Creditors by reason of any transaction entered into between any of the Senior Creditors or the Spanish Bond Creditors and any member of the Group or any requirement or condition imposed by or on behalf of the Senior Creditors or the Spanish Bond Creditors on any member of the Group, which breaches or is or causes a default or an event of default under any of the Junior Finance Documents, the Investor Documents or the Intercompany Documents, as the case may be.

14.3  LIMIT ON HEDGING DEBT

      An obligation or liability under any interest rate swap or currency or interest rate hedging transaction owed by any Obligor to a Hedging Bank which is not one of the transactions or agreements specified in Schedule 5 or permitted by Clause 5.1 (Accession by Hedging Banks) will not constitute Hedging Debt.

15.   INFORMATION

15.1  AMOUNTS OF DEBT

      Each of the Senior Agent, the Hedging Banks, the Spanish Bond Creditors and the Junior Creditor will on written request by any of the others from time to time notify the others in writing of details of the amount of the outstanding Senior Debt, Hedging Debt or Junior Debt, as the case may be, so far as known to it.

15.2  OTHER INFORMATION

      Each Obligor authorises each of the Senior Creditors, the Hedging Banks, the Spanish Bond Creditors, the Junior Creditor and the Investors to disclose to each other and to shareholders or other investors in any Obligor all information relating to that Obligor, its Subsidiaries or related entities, and coming into the possession of any of them in connection with the Finance Documents.

16.   SUBROGATION

      The Junior Creditor, the Bridge Lenders, the Exchange Note Creditors, the Securities Creditors, the Investors and the Obligors will not under any circumstances be subrogated to or entitled to exercise any of the rights of the Senior Creditors, Hedging Banks or Spanish Bond Creditors or exercise or enforce any security arising under any of the Security Documents.

17.   PROTECTION OF SUBORDINATION

17.1  CONTINUING SUBORDINATION

      The subordination and priority provisions in this Agreement constitute a continuing subordination and priority and benefit to the ultimate balance of the Senior Debt, the Hedging Debt and Spanish Bond Debt respectively regardless of any intermediate payment or discharge of the Senior Debt, the Hedging Debt or the Spanish Bond Debt in whole or in part.

17.2  WAIVER OF DEFENCES

      The subordination in this Agreement and the obligations of each Bridge Lender, the Bond Trustee, the Exchange Note Trustee, each Subordinated Creditor and each Obligor under this Agreement will not be affected by any act, omission, matter or thing which, but for this provision, would reduce, release or prejudice the subordination or any of those obligations in whole or in part, including without limitation:

      (a) any time, indulgence or waiver granted to, or composition with, any Obligor or any other person or the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

      (b) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights or remedies against, or security over assets of, any Obligor or other person under the Senior Finance Documents, the Hedging Documents, the Spanish Bond Debt Documents or otherwise or any non-presentment or non-observance of any formality or other requirement in respect of any instruments or any failure to realise the full value of any security;

      (c) any variation (however fundamental) or replacement of any Senior Finance Document, Hedging Document, Spanish Bond Debt Document or other document;

      (d) any unenforceability, illegality, invalidity or frustration of any obligation of an Obligor or security under the Senior Finance Documents, the Hedging Documents, the Spanish Bond Debt Documents or any other document or security or the failure by any member of the Group to enter into or be bound by any Senior Finance Document or Hedging Document or Spanish Bond Debt Document; or

      (e) any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of any Obligor under any Senior Finance Document, Hedging Document or Spanish Bond Debt Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order.

17.3  APPROPRIATIONS

      Each Senior Creditor (or any trustee or agent on their behalf) may (subject to any provision of this Agreement or any applicable Senior Finance Documents to the contrary):

      (a) apply any cash or property received under this Agreement or from an Obligor or any other person against the Debt owed to it, in such order as it sees fit;

      (b) (if it so decides) apply any cash or property received from an Obligor or from any other person (other than money or property received under the Senior Finance Documents or under this Agreement) against any liability other than the Debt owed to it; and

      (c) (unless such cash or property in the aggregate is sufficient to bring about the Senior Discharge Date if otherwise applied in accordance with the provisions of this Agreement) hold in a suspense account (bearing interest at a market rate usual for accounts of that type) any cash or the net proceeds of any distribution received from the Subordinated Creditors or the Obligors or on account of the liability of any Subordinated Creditor or Obligor (as appropriate) under this Agreement.

18.   PRESERVATION OF DEBT

      In spite of any term of this Agreement postponing, subordinating or preventing the payment of any of the Subordinated Debt, as between the Obligors and the Subordinated Creditors, the Subordinated Debt shall remain owing or payable (and interest or default interest shall continue to accrue) in accordance with the terms of the Junior Finance Documents, the Investor Documents or the Intercompany Documents (as the case may be). No delay in exercising rights and remedies under any of the Junior Finance Documents, the Investor Documents or the Intercompany Documents by reason of any term of this Agreement postponing, restricting or preventing such exercise shall operate as a permanent waiver of any of those rights and remedies.

19.   POWER OF ATTORNEY

      By way of security for the obligations of each Subordinated Creditor under this Agreement, each Subordinated Creditor irrevocably appoints the Senior Agent as its attorney to do anything which the Subordinated Creditor (a) has authorised the Senior Agent to do under this Agreement and (b) is required and legally able to do by this Agreement but has failed to do for a period of 10 Business Days after receiving notice from the Senior Agent requiring it to do so unless such Subordinated Creditor is disputing in good faith and by appropriate proceedings that it is required to do the thing concerned.

20.   EXPENSES

20.1  ENFORCEMENT COSTS

      Each Obligor and each Subordinated Creditor will within 5 Business Days of demand pay to each Senior Creditor or Hedging Bank the amount of all costs and expenses properly incurred by it in connection with the enforcement against that Obligor or Subordinated Creditor (as the case may be) of such person's rights against it under this Agreement.

20.2  LEGAL EXPENSES AND TAXES

      The costs and expenses referred to above include, without limitation, the fees and expenses of legal advisers and any value added tax or similar tax, and are payable in the currency in which they are incurred.

21.   CHANGES TO THE PARTIES

21.1  SUCCESSORS AND ASSIGNS

      This Agreement is binding on the successors and assigns of the parties hereto.

21.2  OBLIGORS

      No Obligor may assign or transfer any of its rights (if any) or obligations under this Agreement.

21.3  NEW OBLIGORS

      If any member of the Group (a NEW OBLIGOR) borrows, guarantees or otherwise becomes liable for any Debt or grants or incurs or otherwise becomes a creditor in respect of any Financial Indebtedness to or from any other member of the Group in an aggregate amount in excess of EURO 5,000,000 (or its equivalent), the Parent will procure that (unless such New Obligor has become party hereto by some other means to the satisfaction of the Senior Agent acting reasonably) such New Obligor becomes a party to this Agreement as an Obligor by the execution and delivery to the Security Agent of a duly completed Deed of Accession (together with such board resolutions and other corporate documentation as the Security Agent may reasonably require).

21.4  NEW CREDITORS

      No Senior Creditor, Hedging Bank, Spanish Bond Creditor, Bridge Lender, Junior Creditor or Investor may:

      (a) assign, transfer or dispose of any of the Debt owing to it or its proceeds or any interest in that Debt or its proceeds to or in favour of any person; or

      (b) assign, transfer, novate or dispose of any of its rights or obligations under any of the Finance Documents to any person,

      unless in each case that person agrees with the Parties that it is bound by all the terms of this Agreement as a Senior Creditor, Hedging Bank, Spanish Bond Creditor, Bridge Lender, Junior Creditor or Investor, as the case may be, by executing and delivering to the Security Agent a duly completed Deed of Accession or, in the case of a Senior Creditor, by the execution and delivery to the Security Agent of a Transfer Certificate.

21.5  BOND TRUSTEE

(a) The Parent and Newco 1 will each procure that prior to the issue of any of the Cash Pay Securities any entity which is appointed or acting as trustee in relation to any such Cash Pay Securities (and if such entity ceases to act as trustee for any reason any successor or other person which is appointed or acts as trustee) will become party to this Agreement as the Bond Trustee by executing and delivering to the Security Agent a Deed of Accession in form and substance satisfactory to the Security Agent acting reasonably.

(b) The Bond Trustee (on behalf of the Securities Creditors) by its execution of a Deed of Accession to this Agreement, acknowledges and agrees as follows:

      (i) that to the extent and in the manner set out in any of the indentures (as supplemented and amended from time to time) (the INDENTURES) under which the Cash Pay Securities are issued, the payment of all Senior Subordinated Guarantee Debt is expressly made subordinate to and subject in right of payment to the prior payment in full in cash of all Senior Debt, Hedging Debt and Spanish Bond Debt;

      (ii) that the Senior Debt, Hedging Debt and Spanish Bond Debt each qualify as "Senior Debt" for the purposes of and as such term is defined in the Indentures;

      (iii) that the Senior Creditors, the Hedging Banks and the Spanish Bond Creditors are entitled to rely on and enforce (A) the subordination provisions contained in the Indentures and (B) the provisions in the Indentures restricting the circumstances in which a demand may be made under the Senior Subordinated Guarantee; and

      (iv) that it accepts any Transfer Certificate, Accession Deed or Deed of Accession and the accession by the relevant parties to such agreements to this Agreement in the capacity described therein. For the avoidance of doubt, the Bond Trustee hereby waives any right to approve, or of objection to, the accession or identity of such persons and confirms that it hereby waives any obligation on the part of a party to procure the Bond Trustee's counter-signature or acceptance of any such Transfer Certificate, Accession Deed or Deed of Accession.

21.6  EXCHANGE NOTE TRUSTEE

(a) The Parent and Newco 1 will each procure that prior to the issue of any of the Exchange Notes any entity which is appointed or acting as trustee in relation to any such Exchange Notes (and if such entity ceases to act as trustee for any reason any successor or other person which is appointed or acts as trustee) will become party to this Agreement as the Exchange Note Trustee by executing and delivering to the Security Agent a Deed of Accession in form and substance satisfactory to the Security Agent acting reasonably.

(b) The Exchange Note Trustee (on behalf of the Exchange Note Creditors) by its execution of a Deed of Accession to this Agreement, acknowledges and agrees as follows:

      (i) that to the extent and in the manner set out in the indentures (as supplemented and amended from time to time) (the EXCHANGE INDENTURES) under which the Exchange Notes are issued, the payment of all Senior Subordinated Guarantee Debt is expressly made subordinate to and subject in right of payment to the prior payment in full in cash of all Senior Debt, Hedging Debt and Spanish Bond Debt;

      (ii) that the Senior Debt, Hedging Debt and Spanish Bond Debt each qualify as "Senior Debt" for the purposes of and as such term is defined in the Exchange Indentures;

      (iii) that the Senior Creditors, the Hedging Banks and the Spanish Bond Creditors are entitled to rely on and enforce (A) the subordination provisions contained in the Exchange Indentures and (B) the provisions in the Exchange Indentures restricting the circumstances in which a demand may be made under the Senior Subordinated Guarantee; and

      (iv) that it accepts any Transfer Certificate, Accession Deed or Deed of Accession and the accession by the relevant parties to such agreements to this Agreement in the capacity described therein. For the avoidance of doubt, the Exchange Note Trustee hereby waives any right to approve, or of objection to, the accession or identity of such persons and confirms that it hereby waives any obligation on the part of a party to procure the Exchange Note Trustee's counter-signature or acceptance of any such Transfer Certificate, Accession Deed or Deed of Accession.

21.7  VARIATION OF FORMS OF DEED OF ACCESSION

      The Security Agent and the Parent may agree changes to the form of Deed of Accession.

21.8  TRANSFER CERTIFICATES AND ACCESSION DEEDS

      Each of the other Parties appoints:

      (a) the Senior Agent as its agent to sign on its behalf any Transfer Certificate or Accession Deed entered into under the Senior Facility Agreement; and

      (b) the Security Agent as its agent to sign on its behalf any Deed of Accession,

      in order that each such Transfer Certificate, Accession Deed or Deed of Accession may be supplemental to this Agreement and be binding on and enure to the benefit of all the Parties.

21.9  VALIDITY

      If any person intended to be bound by this Agreement does not become party to it or is not bound by it for any reason that shall not affect the rights and obligations of the other persons party to this Agreement.

22.   STATUS OF OBLIGORS

      None of the Obligors has any rights under this Agreement against any of the Senior Creditors, the Hedging Banks or the Spanish Bond Creditors and none of the undertakings given by the Senior Creditors, the Hedging Banks or the Spanish Bond Creditors are given (or shall be deemed to have been given) to, or for the benefit of, the Obligors (save that after the application of any proceeds in the manner provided in the First to Third sub-paragraphs of Clause 11.1 (Order of Application) the Obligor concerned or other person entitled thereto shall be entitled to any surplus proceeds).

23.   NOTICES

      Every Notice under this Agreement shall be in writing delivered personally, by first class prepaid post or facsimile and shall be sent to the address or facsimile number (if any is specified) of the Party, and for the attention of the individual:

      (a) applying for the purposes of the Senior Facility Agreement in the case of Obligors or Senior Creditors; or

      (b) (in the case of the Bridge Lenders, the Junior Creditor, the Hedging Banks, the Investors and the Spanish Bond Creditors) set out in Schedules 3, 4, 5, 6 and 10 respectively; or

      (c) specified in the relevant Deed of Accession if not a Party at the date hereof, or such other address or facsimile number as is notified in writing by it to the Security Agent.

      Each Spanish Bond Creditor shall notify the Security Agent in writing of its address and facsimile number for delivery of Notices under this Agreement within 5 Business Days of the date of its accession to this Agreement.

      Clause 37 (Notices) of the Senior Facility Agreement shall apply to all Notices given under this Agreement.

24.   WAIVERS, REMEDIES CUMULATIVE

      The rights of each Party under this Agreement:

      (a) are cumulative and not exclusive of its rights under the general law;

      (b)    may be waived only in writing and specifically; and

      (c)    may be exercised as often as necessary.

      Delay in exercising or non-exercise of any such right is not a waiver of that right.

25.   THE SECURITY AGENT AND SENIOR AGENT

(a) Each Hedging Bank and each Spanish Bond Creditor irrevocably appoints the Security Agent as its agent and trustee hereunder and with respect to the Combined Security Documents on the terms set out in Schedule 9.

(b) Each Obligor and each other Secured Creditor agrees to the terms set out in Schedule 9. Without limiting the previous sentence each Obligor agrees to section 12 of Schedule 9. In the event of any conflict between the terms of Schedule 9 and the Senior Facility Agreement, the terms of
      Schedule 9 shall prevail.

(c) Each Obligor covenants in favour of the Security Agent to pay the Senior Debt and the Hedging Debt and the Spanish Bond Debt to the Security Agent when and to the extent due from it under the terms of the Senior Finance Documents, the Hedging Documents or the Spanish Bond Debt Documents, as the case may be, to such bank account as the Security Agent may direct, except that each Obligor may (subject to the terms of this Agreement) pay the Senior Debt and/or the Hedging Debt and/or Spanish Bond Debt directly to the Senior Agent, the relevant Ancillary Lender, the relevant Hedging Bank or the Spanish Bond Creditors, as the case may be, and each such payment will constitute a pro tanto discharge of this covenant to pay in favour of the Security Agent.

(d) To the extent that the Senior Agent acts under this Agreement on the instructions of a Instructing Group, the Hedging Banks and the Spanish Bond Creditors appoint the Senior Agent as its agent under this Agreement. Such appointment is on the terms set out in Clause 25 (Administrative Parties) of the Senior Facility Agreement, mutatis mutandis.

26.   TERMINATION

      Save in respect of any right, claim or liability arising under this Agreement prior to the Senior Discharge Date (which right, claim or liability shall continue notwithstanding the Senior Discharge Date or the termination referred to in this Clause), this Agreement (other than Clause 25 (Security Agent) and Schedule 9) shall terminate immediately after the Senior Discharge Date.

27.   SEVERABILITY

      If any provision of this Agreement is prohibited or unenforceable in any jurisdiction in relation to any Party, such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction or in relation to any other Party.

28.   GOVERNING LAW

      This Agreement is governed by English law.

29.   JURISDICTION

29.1  SUBMISSION

      The courts of England have jurisdiction to settle any disputes in connection with this Agreement and accordingly submits to the jurisdiction of the English courts.

29.2  SERVICE OF PROCESS

      Without prejudice to any other mode of service, the Junior Creditor and each Investor:

      (a) irrevocably appoints Law Debenture Corporate Services Limited (whose address is Fifth Floor, 100 Wood Street, London EC2V 7EX) as its agent for service of process relating to any proceedings before the English courts in connection with this Agreement or any judgment in connection therewith;

      (b) agrees that failure by a process agent to notify it of the process will not invalidate the proceedings concerned; and

      (c) consents to the service of process relating to any such proceedings by prepaid posting of a copy of the process to its address for the time being applying for the purposes of Clause 23 (Notices).

29.3  FORUM CONVENIENCE AND ENFORCEMENT ABROAD

      Each party to this Agreement:

      (a) waives objection to English courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with this Agreement;

      (b) agrees that a judgment or order of an English court in connection with this Agreement is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction; and

      (c) to the fullest extent permitted by law, waives any right it may have in any jurisdiction to have any proceedings take the form of a trial by Jury.

29.4  NON-EXCLUSIVITY

      Nothing in this Clause 29 limits the rights of a Senior Creditor or Hedging Bank to bring proceedings against a party to this Agreement in connection with this Agreement:

      (a)    in any other court of competent jurisdiction; or

      (b)    concurrently in more than one jurisdiction.

30.   COUNTERPARTS

      This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

This Agreement has been executed and delivered as a deed on the date stated at the beginning of this Agreement.

                                   SCHEDULE 1

                                  THE OBLIGORS


MDCP ACQUISITIONS PLC

MDP ACQUISITIONS PLC

MDCP ACQUISITIONS I

                                   SCHEDULE 2

                                SENIOR CREDITORS


DEUTSCHE BANK AG LONDON

MERRILL LYNCH CAPITAL CORPORATION

MERRILL LYNCH INTERNATIONAL

JPMORGAN CHASE BANK

ABN AMRO BANK N.V.

AIB CAPITAL MARKETS PLC

BANK OF AMERICA N.A.

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

CREDIT LYONNAIS

BAYERISCHE HYPO-UND VEREINSBANK AG, LONDON BRANCH

LEHMAN COMMERCIAL PAPER, INC

                                   SCHEDULE 3

                                 BRIDGE LENDERS

DEUTSCHE BANK AG LONDON

MERRILL LYNCH CAPITAL CORPORATION

MERRILL LYNCH INTERNATIONAL

JPMORGAN CHASE BANK

LEHMAN COMMERCIAL PAPER, INC.

ABN AMRO BANK N.V.

                                   SCHEDULE 4

                                 JUNIOR CREDITOR


MADISON DEARBORN PARTNERS (NETHERLANDS) B.V.

                                   SCHEDULE 5

                       HEDGING BANKS AND HEDGING DOCUMENTS


NAME OF BANK                          DETAILS OF HEDGING DOCUMENT AND INITIAL
                                      TRADE (IF KNOWN AT THE DATE OF THIS
                                      AGREEMENT)

                                   SCHEDULE 6

                                    INVESTORS


MDCP III GLOBAL INVESTMENTS LP
MDCP IV GLOBAL INVESTMENTS LP
MDSE III GLOBAL INVESTMENTS LP
each of whose address for notices is:

Address:     c/o Madison Dearborn Partners, LLC
             Three First National Plaza
             70 West Madison Street
             Suite 3800
             Chicago, IL

Fax No:      1-312-895-1001

DBCP EUROPE GP (JERSEY) LIMITED

whose address for notices is:
Address:     PO Box 87
             22 Grenville Street
             St Hellier
             Jersey JE 4 8PX
Fax No:

                                   SCHEDULE 7

                            FORM OF DEED OF ACCESSION


THIS DEED dated [    ], [ ] is supplemental to a priority agreement (the
PRIORITY AGREEMENT) dated [    ], [ ] between, inter alia, MDCP Acquisitions plc
as the Parent and certain of its Subsidiaries as Obligors, the Investors, the Junior Creditor, the Spanish Bond Creditors, the Bridge Lenders, the Hedging Banks, the Senior Creditors and Deutsche Bank AG London as Bridge Agent, Security Agent and Senior Agent.

Words and expressions defined in the Priority Agreement have the same meaning when used in this Deed.

[Name of new Obligor/Senior Creditor/Hedging Bank/Spanish Bond Creditor/Junior Creditor/Investor/Bridge Lender/Senior Agent/ Security Agent/Bond Trustee/Exchange Note Trustee] hereby agrees with each other person who is or who becomes a party to the Priority Agreement that with effect on and from the date hereof it will be bound by the Priority Agreement as [a[n]/the] *[Obligor/Senior Creditor/Hedging Bank/Spanish Bond Creditor/Junior Creditor/Bridge Lender/Senior Agent/Security Agent/Investor/Bond Trustee/Exchange Note Trustee] as if it had been party originally to the Priority Agreement in that capacity and that it shall perform all of the undertakings and agreements set out in the Priority Agreement and given by [a[n]/the] *[Obligor/Senior Creditor/Hedging Bank/Spanish Bond Creditor/Junior Creditor/Bridge Lender/Senior Agent/Security Agent/Investor/Bond Trustee/Exchange Note Trustee].

[The details of Hedging Documents and Hedging Debt covered by this Deed is as
follows [                 ]].

[Bond Trustee Exchange Note Trustee provisions - [ ] is the [trustee] under the Indenture for the Cash Pay Securities/Exchange Notes.]

The address for notices of *[Obligor/Senior Creditor/Hedging Bank/Spanish Bond Creditor/Junior Creditor/Bridge Lender/Senior Agent/Security Agent/Investor/Bond Trustee/Exchange Note Trustee] for the purposes of Clause 23 (Notices) of the Priority Agreement is:

     [                                      ].

This document takes effect as a deed notwithstanding that the Security Agent only executes under hand.

This Deed is governed by English law.

[Insert appropriate execution language]

*[        ] Delete as applicable

Acknowledged.

[Security Agent]

By:

                                   SCHEDULE 8

                           CALCULATION OF HEDGING DEBT


1.    For hedging transactions having remaining life of less than one year: NIL

2. For hedging transactions having an original life in excess of one year, an amount calculated according to the following formula:

      Nominal amount        X        2.0 (2.5 X (maturity - 1) + 3)
      ------------
          100

      where the maturity is expressed as the number of years remaining in the life of the transaction.

                                   SCHEDULE 9

                                 SECURITY AGENT


1.    APPOINTMENT BY HEDGING BANKS AND THE SPANISH BOND CREDITORS

(a) Each Hedging Bank and each Spanish Bond Creditor irrevocably appoints the Security Agent to act as its agent and trustee under this Agreement and with respect to the Combined Security Documents and the Collateral Ranking Agreement, and irrevocably authorises the Security Agent on its behalf to:

      (i) enter into any and each Combined Security Document and the Collateral Ranking Agreement; and

      (ii) perform such duties and exercise such rights and powers under this Agreement and the Security Documents as are specifically delegated to the Security Agent by the terms thereof, together with such rights, powers and discretions as are reasonably incidental thereto.

(b) The Security Agent shall have only those duties which are expressly specified in this Agreement and/or the Combined Security Documents and/or the Collateral Ranking Agreement. The Security Agent's duties under this Agreement and/or the Combined Security Documents and/or the Collateral Ranking Agreement are of a mechanical and administrative nature.

2.    TERMS

      Save as set out in this Schedule 9, the terms of the appointment of the Security Agent by the Hedging Banks and the Spanish Bond Creditors are the same as those set out in clause 25 (The Administrative Parties) of the Senior Facility Agreement, applying mutatis mutandis to this Agreement.

3.    DIRECTIONS OF AN INSTRUCTING GROUP

(a) Save as expressly set out in this Agreement the Security Agent shall act in accordance with the instructions of an Instructing Group and shall be fully protected in so doing.

(b) In the absence of any such instructions and/or any relevant contrary requirement contained in this Agreement, the Security Agent may act or refrain from acting with respect to any right, power or discretion and as to any matter not expressly provided for in this Agreement or the other Finance Documents as it shall see fit.

(c)   Any such instructions shall be binding on all the Secured Creditors.

4.    RELATIONSHIP

(a) The relationship between (i) each Secured Creditor and (ii) the Security Agent is that of principal and agent save only that the benefits of the Combined Security Documents are held by the Security Agent as agent and trustee for the Secured Creditors (to the extent that any amount is or is capable of being secured thereby).

(b) The Security Agent shall not be liable to any Party for any breach by any other Party of this Agreement or any other Finance Document.

5.    RELIANCE

      The Security Agent may rely on any certificate given by the Senior Agent or any Hedging Bank or any Spanish Bond Creditor as to the identity of, and amounts owing to, any Senior Creditor or such Hedging Bank or such Spanish Bond Creditor, as the case may be, under any of the Finance Documents and shall be protected in so relying.

6.    INFORMATION

(a)   The Security Agent has no duty, unless the Agreement provides otherwise:

      (i) to provide any Party with any credit or other information (other than, if requested by a Secured Creditor, information in the Security Agent's possession specifically concerning the Combined Security Documents) relating to the business, assets or financial condition of any member of the Group whenever coming into its possession; or

      (ii) unless specifically requested to do so by the Senior Agent or, following, the Appointment Date, by any Hedging Bank in accordance with this Agreement or any of the Combined Security Documents, to request any certificates or other documents from any member of the Group.

(b) The Security Agent need not disclose any information if such disclosure would or might in the reasonable opinion of the Security Agent constitute a breach of any law or regulation or be otherwise actionable at the suit of any person.

7.    INDEMNITY

(a) Each Secured Creditor agrees to indemnify the Security Agent on demand (to the extent not reimbursed by any Obligor and without prejudice to the liability of any Obligor under any Finance Document) for any and all liabilities, judgments, costs or expenses of any kind whatsoever (including legal fees) which may be incurred by or asserted against the Security Agent in any way relating to or arising out of (i) its acting as the Security Agent under this Agreement and/or the Combined Security Documents and/or the Collateral Ranking Agreement, or performing its duties and functions in such capacity under any of the Finance Documents, or (iii) any action taken or omitted by the Security Agent thereunder, except to the extent arising directly from the Security Agent's gross negligence or wilful misconduct.

(b) Such indemnification by each Secured Creditor shall be pro rata to its entitlement in or to the Senior Debt or the Hedging Debt or the Spanish Bond Debt (as the case may be). The liability shall be divided between the Secured Creditors pro rata according to the respective amounts of the Senior Debt, Hedging Debt and Spanish Bond Debt outstanding and/or available (subject to satisfaction of conditions precedent) for drawing under the relevant Finance Documents from time to time or, if after enforcement, pro rata to the amount of their respective Recoveries.

8.    RESIGNATION

(a) Prior to the Senior Discharge Date, the Security Agent may resign by giving Notice to the Senior Agent and may be removed by an Instructing Group giving Notice to that effect to the Security Agent and the Parent. An Instructing Group, after consultation with the Parent may appoint a successor Security Agent which shall be a reputable and experienced bank, incorporated or having a branch in England.

(b) If within 30 days after such Notice of resignation or removal being given, no successor Security Agent shall have been appointed by an Instructing Group and have accepted such appointment, the retiring Security Agent, after consultation with the Parent and the Senior Agent shall have the right to appoint a successor Security Agent which shall be a reputable and experienced bank incorporated or having a branch in England.

(c) Subject as otherwise provided in paragraphs 8(d), (f) and (g), the resignation or removal of the retiring Security Agent and the appointment of any successor Security Agent shall both become effective upon the successor Security Agent notifying the Senior Agent in writing that it accepts such appointment and executing and delivering to the Senior Agent a duly completed Deed of Accession, whereupon the successor Security Agent shall succeed to the position of the retiring Security Agent and the term "Security Agent" in all of the Finance Documents shall include such successor Security Agent where appropriate. The provisions of this
      Schedule 9 shall continue to benefit a retiring Security Agent in respect of any action taken or omitted by it while it was a Security Agent.

(d) The resignation or removal of a Security Agent shall not become effective until the Senior Agent is satisfied (on the basis of such legal advice as it may require) that all of the Combined Security Documents or replacements therefor provide for perfected and enforceable security in favour of the successor Security Agent and the Secured Creditors.

(e) The Obligors shall take such action as the Senior Agent may consider necessary and the Security Agent at the request (and cost) of the Parent shall take such action as may be practicable in order that the Combined Security Documents or replacements therefor shall provide for perfected and enforceable security in favour of any successor Security Agent and the Secured Creditors, including making available to the successor Security Agent such documents and records as the successor Security Agent shall reasonably request.

(f) The Spanish Bond Creditors undertake that if the Senior Discharge Date would have occurred but for any Spanish Bond Debt which remains outstanding and the Security Agent gives Notice to the Company and the Spanish Bond Creditors that it wishes to resign, the Spanish Bond Creditors will procure that a replacement Security Agent (which may be one of the Spanish Bond Creditors) is appointed within 60 days of the date of such Notice. If no such successor Security Agent has been appointed within 60 days the existing Security Agent may resign and (without any liability to any Spanish Bond Creditor) may release all of the security under the Security Documents and the rights of any Spanish Bond Creditors thereunder. On such resignation the Security Agent shall be released and discharged from any obligation or liability to the Spanish Bond Creditors or any of them under this Agreement or any Security Document and the Spanish Bond Creditors shall have no claim against the Security Agent in respect of any such release of the security and the Security Documents.

(g) If the Senior Discharge Date would have occurred but for any Hedging Debt remaining outstanding and the Security Agent gives Notice to the Company and the Hedging Banks that it wishes to resign the Hedging Banks will procure that a replacement Security Agent is appointed within 60 days of the date of such Notice. If no such successor Security Agent has been appointed within 60 days the existing Security Agent may resign and (without any liability to any Hedging Bank) may release all of the security under the Security Documents and the rights of any Hedging Bank thereunder. On such resignation the Security Agent shall be released and discharged from any obligation or liability to the Hedging Banks or any of them under this Agreement or any Security Document and the Hedging Bank shall have no claim against the Security Agent in respect of any such release of the security and the Security Documents.

9.    SECURITY DOCUMENTS

(a) The Security Agent shall not be liable (i) for any failure to give notice to any third party or to register, file or record (or any defect in such registration, filing or recording) any security or the Combined Security Documents, or (ii) to obtain any licence, consent or other authority for the creation of any security or (iii) for any failure, omission, or defect in perfecting or protecting the security constituted by any Combined Security Document or any security created thereby. The Security Agent has no obligation to insure any interest which it or any of the Secured Creditors has in any asset charged or secured under the Security Documents.

(b) The Security Agent may accept without enquiry such title as any Obligor may have to the property over which security is intended to be created by any Combined Security Document.

(c) Save where the Security Agent holds a legal mortgage over, or over an interest in, real property or shares, the Security Agent in its capacity as trustee or otherwise shall not be under any obligation to hold any title deeds, share certificates or any other documents in connection with the property charged by any Combined Security Document or any other such security in its own possession or to take any steps to protect or preserve the same. The Security Agent may permit the relevant Obligor or any lawyer or firm of lawyers to retain all such title deeds, share certificates and other documents in its possession if it reasonably considers that it is appropriate in all the circumstances.

(d) Save as otherwise provided in the Combined Security Documents, all moneys which under the trusts herein or therein contained are received by the Security Agent in its capacity as trustee or otherwise may be invested in the name of or under the control of the Security Agent in any investment for the time being authorised by English law for the investment by trustees of trust money or in any other investments which may be selected by the Security Agent with the consent of an Instructing Group. Additionally, the same may be placed on deposit in the name of or under the control of the Security Agent at such bank or institution (including any Agent) and upon such terms as the Security Agent may think fit.

(e) Each Secured Creditor confirms its approval of the Combined Security Documents and any security created or to be created pursuant thereto and authorises and directs the Security Agent (by itself or by such person(s) as it may nominate) to execute and enforce the same as trustee, agent or as otherwise provided (and whether or not expressly in the Secured Creditor's names) on its behalf, subject always to the terms of this Agreement and the Security Documents.

10.   RELEASE OF SECURITY

      The Security Agent is authorised by each Secured Creditor to execute on behalf of itself and each Secured Creditor without the need for any further referral to, or authority from, any Secured Creditor or other Party all necessary releases of any security or guarantees given by any Obligor under any Senior Finance Document or Hedging Document or Spanish Bond Debt Document in relation to the disposal of any asset which is permitted under or consented to in accordance with the Senior Finance Documents including, without limitation:

      (a) any formal release of any asset which the Security Agent in its absolute discretion considers necessary or desirable in connection with that disposal; and

      (b) any release of any guarantee given under any Senior Finance Document or Hedging Document or Spanish Bond Debt Document or any other document referred to therein where all the shares in the capital of the Obligor giving such guarantee (or any Holding Company of it) are so disposed of in accordance with the terms of and without any breach of the Senior Finance Documents or Spanish Bond Debt Document or Hedging Documents; and

      (c) any release of any security given by any Obligor which is or is a subsidiary of a company which is sold in accordance with the terms of and without any breach of the Senior Finance Documents or Hedging Documents or Spanish Bond Debt Document.

      No release of any security or guarantees given by the Obligors under the Spanish Bond Debt Documents shall be permitted without the consent of the Spanish Bond Creditors, except in the circumstances specified in Clause
      12.5 (Sales by Security Agent) or as otherwise contemplated in this paragraph 10.

11.   CONFLICT WITH COMBINED SECURITY DOCUMENTS

      If there is any conflict between the provisions of this Agreement and any Combined Security Documents with regard to instructions to or other matters affecting the Security Agent, this Agreement will prevail.

12.   SECURITY AGENT CREDITOR

(a) Each of the Obligors and each of the Secured Creditors agree that the Security Agent shall be the joint and several creditor (together with the relevant Secured Creditor) of each and every payment obligation of any Obligor towards each and any of the Secured Creditors under the Finance Documents, and that accordingly the Security Agent will have its own independent right to demand performance by the relevant Obligor of that obligation when due (such obligations owing to the Security Agent being the SECURITY AGENT OBLIGATIONS). However, any discharge by an Obligor of any such obligation owed to either of the Security Agent or the relevant Secured Creditor shall, to the same extent, discharge the obligation owed by such Obligor to the other party and a Secured Creditor and the Security Agent shall not by virtue of this provision be entitled to pursue the Obligor simultaneously for the same obligations.

(b) Without limiting or affecting the Security Agent's rights against any Obligor (whether under this paragraph or under any other provision of the Finance Documents), the Security Agent agrees with each other Secured Creditor (on a several and divided basis) that, subject as set out in the next sentence, it will not exercise its rights as a joint and several creditor with a

      Secured Creditor except with the consent of that Secured Creditor. However, nothing in the previous sentence shall limit to any extent the Security Agent's right in whatever capacity to take any action to protect or preserve any rights under any Security Document or to enforce any Security Interest created thereby as contemplated by the Finance Documents and/or the relevant Security Document (or to do any act reasonably incidental to any of the foregoing).

(c) This section applies except to the extent the Security Agent specifies that it shall not apply in relation to a specific Obligor or all Obligors incorporated in a particular jurisdiction.

(d) For the purposes of paragraph (a) above under the law of The Netherlands the Security Agent shall be a hoofdelijk crediteur.

                                   SCHEDULE 10

                             SPANISH BOND CREDITORS

      LEHMAN COMMERCIAL PAPER, INC.
      JPMORGAN CHASE BANK

                                   SIGNATORIES

THE PARENT

The Common Seal                            )
of MDCP ACQUISITIONS PLC                   )
was affixed hereunto                       )        ANTHONY SMURFIT
in the presence of                         )
                                                    IAN CURLEY
Director                                   )
Director/Secretary                         )


THE OBLIGORS

The Common Seal                            )
of MDCP ACQUISITIONS PLC                   )
was affixed hereunto                       )        ANTHONY SMURFIT
in the presence of                         )
                                                    IAN CURLEY
Director                                   )
Director/Secretary                         )


The Common Seal                            )
of MDP ACQUISITIONS PLC                    )
was affixed hereunto                       )        IAN CURLEY
in the presence of                         )
                                                    MICHAEL O'RIORDAN
Director                                   )
Director/Secretary                         )


The Common Seal                            )
of MDCP ACQUISITIONS I                     )
was affixed hereunto                       )        ANTHONY SMURFIT
in the presence of                         )
                                                    IAN CURLEY
Director                                   )
Director/Secretary                         )

THE SENIOR CREDITORS

EXECUTED as a deed                         )
by DEUTSCHE BANK AG LONDON                 )
acting by its authorised signatories       )        PAUL SENNETT
                                           )
                                           )        TIM TAYLOR
acting under the authority                 )
of that company                            )


EXECUTED as a deed                         )
by MERRILL LYNCH CAPITAL                   )
CORPORATION                                )        STEPHEN B PARAS
acting by its authorised signatories       )
                                           )
                                           )
acting under the authority                 )
of that company                            )


EXECUTED as a deed                         )
by MERRILL LYNCH                           )        ANDREW McCULLAGH
INTERNATIONAL acting by its                )
authorised signatories                     )
                                           )
                                           )
acting under the authority                 )
of that company                            )


EXECUTED as a deed                         )
by JPMORGAN CHASE BANK                     )        ROGER KEAN
acting by its authorised signatories       )
                                           )
                                           )
acting under the authority                 )
of that company                            )


EXECUTED as a deed                         )
by ABN AMRO BANK N.V.                      )        ALBERT CONLAN
acting by its authorised signatories       )
                                           )        FRANCIS O'HIGGINS
                                           )
acting under the authority                 )
of that company                            )

EXECUTED as a deed                         )
by AIB CAPITAL MARKETS                     )        DECLAN FITZGERALD
acting by its authorised signatories       )
                                           )
                                           )
acting under the authority                 )
of that company                            )


EXECUTED as a deed                         )
by BANK OF AMERICA N.A.                    )        GEORGE ARCHER
acting by its authorised signatories       )
                                           )
                                           )
acting under the authority                 )
of that company                            )


EXECUTED as a deed                         )
by THE GOVERNOR AND COMPANY OF             )        DAVID WALSH
THE BANK OF IRELAND                        )
acting by its authorised signatories       )        MAURICE FITZGERALD
                                           )
                                           )
acting under the authority                 )
of that company                            )


EXECUTED as a deed                         )
by THE GOVERNOR AND COMPANY OF THE BANK    )        JANE CLARK-HUTCHISON
OF SCOTLAND                                )
acting by its authorised signatories       )
                                           )
                                           )
acting under the authority                 )
of that company                            )


EXECUTED as a deed                         )
by CREDIT LYONNAIS                         )        SIMON PARKER
acting by its authorised signatory         )
                                           )        witnessed by Thomas Marcot
                                           )
acting under the authority                 )
of that company                            )

EXECUTED as a deed                         )
by BAYERISCHE HYPO-UND VEREINSBANK AG,     )        DECLAN CARLIN
LONDON BRANCH                              )
acting by its authorised signatories       )        HOLTER JANSSEN
                                           )
                                           )
acting under the authority                 )
of that company                            )


EXECUTED as a deed                         )
by LEHMAN COMMERCIAL PAPER, INC            )        BRUCE HENDRY
acting by its authorised signatories       )
                                           )
                                           )
acting under the authority                 )
of that company                            )

THE SENIOR AGENT

EXECUTED as a deed                         )
by DEUTSCHE BANK AG LONDON                 )        RON LANE-SMITH
acting by its authorised signatories       )
                                           )        CHRISTOPHER BENHAM
                                           )
acting under the authority                 )
of that company                            )


THE BRIDGE LENDERS

EXECUTED as a deed                         )
by DEUTSCHE BANK AG LONDON                 )        PAUL SENNETT
acting by its authorised signatories       )
                                           )        TIM TAYLOR
                                           )
acting under the authority                 )
of that company                            )


EXECUTED as a deed                         )
by MERRILL LYNCH CAPITAL CORPORATION       )        STEPHEN B PARAS
acting by its authorised signatories       )
                                           )
                                           )
acting under the authority                 )
of that company                            )

EXECUTED as a deed                         )
by MERRILL LYNCH INTERNATIONAL             )        ANDREW McCULLAGH
acting by its authorised signatories       )
                                           )
                                           )
acting under the authority                 )
of that company                            )


EXECUTED as a deed                         )
by JPMORGAN CHASE BANK                     )        ROGER KEAN
acting by its authorised signatories       )
                                           )
                                           )
acting under the authority                 )
of that company                            )


EXECUTED as a deed                         )
by LEHMAN COMMERCIAL PAPER, INC.           )        BRUCE HENDRY
acting by its authorised signatories       )
                                           )
                                           )
acting under the authority                 )
of that company                            )


EXECUTED as a deed                         )
by ABN AMRO BANK N.V.                      )        ALBERT CONLAN
acting by its authorised signatories       )
                                           )        CIARA TIMMONS
                                           )
acting under the authority                 )
of that company                            )

THE BRIDGE AGENT

EXECUTED as a deed                         )
by DEUTSCHE BANK AG LONDON                 )        RON LANE-SMITH
acting by its authorised signatories       )
                                           )        CHRISTOPHER BENHAM
                                           )
acting under the authority                 )
of that company

THE SECURITY AGENT

EXECUTED as a deed                         )
by DEUTSCHE BANK AG LONDON                 )        RON LANE-SMITH
acting by its authorised signatories       )
                                           )        CHRISTOPHER BENHAM
                                           )
acting under the authority                 )
of that company


THE JUNIOR CREDITOR

EXECUTED as a deed by                      )
MADISON DEARBORN PARTNERS                  )
(NETHERLANDS) B.V.                         )
acting by:                                 )
                                           )
Rokin Corporation Services BV              )        D.P. STOLP
                                           )
acting under the authority of that         )
company, in the presence of                )        L.F. VAN DER SMAN
                                           )
                                           )
Witness's Signature:  DAVID de SWAAN       )
                      ----------------     )
Name:                 DAVID de SWAAN       )
                      ----------------     )
Address:              ----------------     )


SPANISH BOND CREDITORS

EXECUTED as a deed                         )
by JPMORGAN CHASE BANK                     )        ROGER KEAN
acting by its authorised signatories       )
                                           )
                                           )
acting under the authority                 )
of that company                            )


EXECUTED as a deed                         )
by LEHMAN COMMERCIAL PAPER, INC.           )        BRUCE HENDRY
acting by its authorised signatories       )
                                           )
                                           )
acting under the authority                 )
of that company                            )

THE INVESTORS

EXECUTED as a deed under seal by                                )           LS
MDCP III GLOBAL INVESTMENTS LP                                  )
and signed and delivered as a deed on its behalf by MDP III     )
Global GP, LP its general partner                               )
and MDP Global Investors Limited, its general partner           )
in the presence of                                              )
                                                                )
Witness's Signature:     /s/ C. McGOWAN                         )
                       --------------------------------------   )
                            Chris McGowan                       )
Name:                  --------------------------------------   )
                           70 W. Madison Ave.                   )
Address:                   Chicago, IL 60602                    )
                           U.S.A.                               )
                       --------------------------------------   )

EXECUTED as a deed under seal by                                )           LS
MDCP IV GLOBAL INVESTMENTS LP                                   )
and signed and delivered as a deed on its behalf by MDP IV      )
Global GP, LP its general partner and                           )
MDP Global Investors Limited its general partner                )
in the presence of                                              )
                                                                )
Witness's Signature:     /s/ C. McGOWAN                         )
                       --------------------------------------   )
                            Chris McGowan                       )
Name:                  --------------------------------------   )
                           70 W. Madison Ave.                   )
Address:                   Chicago, IL 60602                    )

                       --------------------------------------   )

EXECUTED as a deed under seal by                                )           LS
MDSE III GLOBAL INVESTMENTS LP                                  )
and signed and delivered as a deed on its behalf by MDP III     )
Global GP, LP its general partner                               )
and MDP Global Investors Limited its general partner            )
in the presence of                                              )
                                                                )
Witness's Signature:     /s/ C. McGOWAN                         )
                       --------------------------------------   )
                            Chris McGowan                       )
Name:                  --------------------------------------   )
                           70 W. Madison Ave.                   )
Address:                   Chicago, IL 60602                    )
                           U.S.A.                               )
                       --------------------------------------   )

EXECUTED as a deed by                             )
DBCP EUROPE GP (JERSEY) LIMITED                   )        DIARMUID CUMMINS
acting by:                                        )
                                                  )
                                                  )
acting under the authority of that                )
company, in the presence of                       )
                                                  )
                                                  )
Witness's Signature:   DIERDRE TAIT               )
                                                  )
Name:                  DIERDRE TAIT               )
                                                  )
Address:               10 CAMBORNE ROAD           )
                       SOUTHFIELDS SW18 4BJ